EQ Advisors TrustSM

Prospectus dated May 1, 2019

This Prospectus describes four (4) Portfolios* offered by EQ Advisors Trust (the “Trust”) and the Class IA and Class IB shares offered by the Trust on behalf of each Portfolio that you can choose as investment alternatives. Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

Equity Portfolios

EQ/Common Stock Index Portfolio

EQ/International Equity Index Portfolio

Multimanager Aggressive Equity Portfolio

Fixed Income Portfolio

EQ/Money Market Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolios’ annual and semi-annual shareholder reports unless you specifically request paper copies from the insurance company that offers your variable life insurance contract and/or variable annuity certificate or contract (“contract”), from your financial intermediary, or from the Portfolios. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time a shareholder report is posted and provided with a website link to access the shareholder report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a contractholder, you may elect to receive the Portfolios’ shareholder reports and other communications electronically from the insurance company by following the instructions provided by the insurance company. For other shareholders, you may elect to receive the Portfolios’ share-holder reports and other communications electronically by calling 1-877-222-2144 or by sending an e-mail request to service@axa.us.com.

Beginning on January 1, 2019, you may elect to receive all future shareholder reports in paper free of charge. If you are a contractholder, you can inform the insurance company that you wish to continue receiving paper copies of shareholder reports by following the instructions provided by the insurance company. For other shareholders, you can inform the Portfolios that you wish to continue receiving paper copies of shareholder reports by calling 1-877-522-5035 or by sending an e-mail request to EquitableFunds@dfinsolutions.com. Your election to receive shareholder reports in paper will apply to all portfolio companies available under your contract (if you are a contractholder) or all Portfolios held with the fund complex (for other shareholders).

*

Not all of these Portfolios may be available as an investment in your variable life or annuity product. In addition, certain of these Portfolios may be available only as underlying investment portfolios of certain other portfolios of EQ Advisors Trust and AXA Premier VIP Trust and may not be available directly as an investment under your variable life or annuity product. Please consult your product prospectus to see which Portfolios are available under your contract.

The Securities and Exchange Commission and the Commodities Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

IA/IB Master

(719088)

EQ Advisors Trust

2	Table of contents	EQ Advisors Trust

EQ/Common Stock Index Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 3000® Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000 Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Common Stock Index Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.32%	0.32%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%
Other Expenses	0.13%	0.13%
Total Annual Portfolio Operating Expenses	0.70%	0.70%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$72	$224	$390	$871
Class IB Shares	$72	$224	$390	$871

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 3% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio generally invests at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of companies represented in the Russell 3000® Index (“Russell 3000”). The Russell 3000 is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalizations, which represents approximately 98% of the investable U.S. equity market.

The Portfolio’s investments are selected by a stratified sampling construction process in which the Sub-Adviser selects a subset of the 3,000 companies in the Russell 3000 based on the Sub-Adviser’s analysis of key risk factors and other characteristics. Such factors include industry weightings, market capitalizations, return variability, and yield. This strategy is commonly referred to as an indexing strategy.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can negatively affect the Portfolio’s performance.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Index Strategy Risk: The Portfolio employs an index strategy, that is, it generally invests in the securities included in its index or a representative sample of such securities regardless of market trends. The Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

EQ Advisors Trust	About the investment portfolios	3

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Changes in the financial condition of a single issuer can impact the market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. In addition, markets and market-participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Mid-Cap and Small-Cap Company Risk: The Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments, which can negatively affect their value. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their securities as compared with larger companies. As a result, the value of such securities may be more volatile than the value of securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2018 compared to the returns of a broad-based securities market index. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

16.68% (2009 2nd Quarter)	–15.27% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years
EQ/Common Stock Index Portfolio – Class IA Shares	–5.82%	7.25%	12.59%
EQ/Common Stock Index Portfolio – Class IB Shares	–5.82%	7.25%	12.51%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	–5.24%	7.91%	13.18%

4	About the investment portfolios	EQ Advisors Trust

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein” or the “Sub-Adviser”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager of AllianceBernstein	December 2008

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ Advisors Trust	About the investment portfolios	5

EQ/International Equity Index Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve a total return (before expenses) that approximates the total return performance of a composite index comprised of 40% DJ EuroSTOXX 50 Index, 25% FTSE 100 Index, 25% TOPIX Index, and 10% S&P/ASX 200 Index, including reinvestment of dividends, at a risk level consistent with that of the composite index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/International Equity Index Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.40%	0.40%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%
Other Expenses	0.16%	0.16%
Total Annual Portfolio Operating Expenses	0.81%	0.81%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$83	$259	$450	$1,002
Class IB Shares	$83	$259	$450	$1,002

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 8% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies represented in the FTSE 100 Index (“FTSE 100”), TOPIX Index (“TOPIX”), DJ EuroSTOXX 50 Index (“EuroSTOXX 50”), and S&P/ASX 200 Index (“S&P/ASX 200”). The Portfolio will allocate its assets approximately 25% to securities in the FTSE 100, 25% to securities in the TOPIX, 40% to securities in the EuroSTOXX 50, and 10% to securities in the S&P/ASX 200. Actual allocations may vary by up to 3%. The FTSE 100 Index represents the performance of the 100 largest UK-domiciled blue chip companies. The TOPIX Index comprises all companies listed on the First Section of the Tokyo Stock Exchange (approximately 2000 companies). The DJ EuroSTOXX 50 Index index represents the performance of the 50 largest companies in 11 Eurozone countries. The S&P/ASX 200 Index represents the 200 largest and most liquid publicly listed companies in Australia. Each of these indices is weighted by market capitalization.

The Portfolio’s investments will be selected by a stratified sampling construction process in which the Sub-Adviser selects a subset of the companies represented in each index based on the Sub-Adviser’s analysis of key risk factors and other characteristics. Such factors include industry weightings, market capitalizations, return variability, and yields. This strategy is commonly referred to as an indexing strategy.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can negatively affect the Portfolio’s performance.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign

6	About the investment portfolios	EQ Advisors Trust

currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values, and it may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

European Economic Risk: The European Union’s (the “EU”) Economic and Monetary Union (the “EMU”) requires member countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Portfolio’s investments and cause it to lose money. In recent years, the European financial markets have been negatively impacted by concerns relating to rising government debt levels and national unemployment; possible default on or restructuring of sovereign debt in several European countries; and economic downturns. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe may adversely affect the euro’s exchange rate and value and may continue to impact the economies of every European country. In June 2016, the United Kingdom (the “UK”) voted to withdraw from the EU, commonly referred to as “Brexit.” There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity, which could adversely affect the value of the Portfolio’s investments. Any further withdrawals from the EU could cause additional market disruption globally.

Index Strategy Risk: The Portfolio employs an index strategy, that is, it generally invests in the securities included in its index or a representative sample of such securities regardless of market trends. The Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Changes in the financial condition of a single issuer can impact the market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. In addition, markets and market-participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the

EQ Advisors Trust	About the investment portfolios	7

desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2018 compared to the returns of a broad-based securities market index. The additional index shows how the Portfolio’s performance compared with the returns of another index that has characteristics relevant to the Portfolio’s investment strategies and more closely reflects the securities in which the Portfolio invests. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

25.05% (2009 2nd Quarter)	–20.29% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/Since Inception
EQ/International Equity Index Portfolio – Class IA Shares	–15.12%	–0.53%	5.00%
EQ/International Equity Index Portfolio – Class IB Shares	–15.25%	–0.54%	4.92%
International Proxy Index (reflects no deduction for fees, expenses, or taxes)	–14.62%	0.17%	5.59%
MSCI EAFE Index (reflects no deduction for fees or expenses)	–13.79%	0.53%	6.32%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2009

8	About the investment portfolios	EQ Advisors Trust

Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein” or the “Sub-Adviser”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager of AllianceBernstein	December 2010

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ Advisors Trust	About the investment portfolios	9

Multimanager Aggressive Equity Portfolio – Class IA and IB Shares

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Multimanager Aggressive Equity Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.57%	0.57%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%
Other Expenses	0.16%	0.16%
Total Annual Portfolio Operating Expenses	0.98%	0.98%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$100	$312	$542	$1,201
Class IB Shares	$100	$312	$542	$1,201

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 45% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. For purposes of this Portfolio, equity securities shall include common stocks, preferred stocks, and other equity securities, and financial instruments that derive their value from such securities. The Portfolio invests primarily in securities of large capitalization growth companies. For purposes of this Portfolio, large capitalization companies are companies with market capitalization within the range of the Russell 3000® Growth Index (“Russell 3000 Growth”) at the time of investment (market capitalization range of approximately $7.9 million to $779.7 billion as of December 31, 2018). The Portfolio intends to invest primarily in common stocks, but may also invest in other equity securities that a Sub-Adviser believes provide opportunities for capital growth. The size of companies in the Russell 3000 Growth changes with market conditions, which can result in changes to the market capitalization range of companies in the index. The Portfolio may invest up to 15% of its total assets in securities of foreign issuers, including emerging market securities and depositary receipts.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Adviser”) will generally allocate the Portfolio’s assets among three or more Sub-Advisers, each of which will manage its portion of the Portfolio using different yet complementary investment strategies. Under normal circumstances, one portion of the Portfolio will track the performance of a particular index (“Index Allocated Portion”) and the other portions of the Portfolio will be actively managed (“Active Allocated Portions”). Under normal circumstances, the Adviser anticipates allocating approximately 50% of the Portfolio’s net assets to the Index Allocated Portion and the remaining 50% of net assets among the Active Allocated Portions. These percentages are targets established by the Adviser and actual allocations between the portions may deviate from these targets by up to 20% of the Portfolio’s net assets.

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell 3000 Growth with minimal tracking error. This strategy is commonly referred to as indexing strategy. Generally, the Index Allocated Portion utilizes a sampling construction process in which the Index Allocated Portion invests in a subset of the companies represented in the Russell 3000 Growth based on the Sub-Adviser’s analysis of key risk factors and characteristics. Such factors and characteristics include industry weightings, market capitalizations, return variability and yield.

Each Active Allocated Portion invests primarily in equity securities of companies whose above-average prospective earnings growth is not fully reflected, in the view of the Sub-Adviser, in current market valuations. The Active Allocated Portions may invest up to 25% of their total assets in securities of foreign companies, including companies based in developing countries. A Sub-Adviser may sell a security for a variety of reasons, such as to make other investments believed by the Sub-Adviser to offer superior investment opportunities.

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The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can negatively affect the Portfolio’s performance.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic, and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values, and it may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing directly in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets, and investments in these countries and/or markets are more susceptible to loss than investments in developed countries and/or markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for the Portfolio to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

Index Strategy Risk: The Portfolio employs an index strategy, that is, it generally invests in the securities included in its index or a representative sample of such securities regardless of market trends. The Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Changes in the financial condition of a single issuer can impact the market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in

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world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. In addition, markets and market-participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Mid-Cap and Small-Cap Company Risk: The Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments, which can negatively affect their value. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their securities as compared with larger companies. As a result, the value of such securities may be more volatile than the value of securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

Multiple Sub-Adviser Risk: The Adviser allocates the Portfolio’s assets among multiple Sub-Advisers, each of which is responsible for investing its allocated portion of the Portfolio’s assets. To a significant extent, the Portfolio’s performance will depend on the success of the Adviser in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment strategies may not work together as planned, which could adversely affect the Portfolio’s performance. In addition, because each Sub-Adviser manages its allocated portion of the Portfolio independently from another Sub-Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when a Sub-Adviser to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Portfolio’s holdings. Similarly, under some market conditions, one Sub-Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate for its allocated portion of the Portfolio when another Sub-Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Adviser seeks to allocate the Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s revenues and profits.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2018 compared to the returns of a broad-based securities market index. The return of the broad-based securities market index shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Prior to April 2014, the Portfolio employed a volatility management strategy; returns prior to that date may have been different if the

12	About the investment portfolios	EQ Advisors Trust

Portfolio had followed its current policies. For periods prior to June 2014, the performance shown below is that of the Portfolio’s predecessor, a series of AXA Premier VIP Trust that had a substantially identical investment objective, policies and strategies.

Calendar Year Annual Total Returns — Class IB

Best Quarter (% and time period)	Worst Quarter (% and time period)

17.70% (2009 2nd Quarter)	–17.04% (2011 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/Since Inception
Multimanager Aggressive Equity Portfolio – Class IA	–0.22%	9.14%	13.97%
Multimanager Aggressive Equity Portfolio – Class IB	–0.20%	9.14%	13.88%
Russell 3000® Growth Index (reflects no deduction for fees, expenses, or taxes)	–2.12%	9.99%	15.15%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for (i) the selection, monitoring and oversight of the Portfolio’s Sub-Advisers and (ii) allocating assets among the Portfolio’s Allocated Portions are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	February 2010

Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein” or the “Sub-Adviser”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for the Index Allocated Portion of the Portfolio is:

Name	Title	Date Began Managing a Portion of the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager of AllianceBernstein	December 2009

Sub-Adviser: ClearBridge Investments, LLC (“ClearBridge” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing a Portion of the Portfolio
Richard Freeman	Managing Director and Portfolio Manager of ClearBridge	January 2007
Evan Bauman	Managing Director and Portfolio Manager of ClearBridge	January 2007

Sub-Adviser: Scotia Institutional Asset Management US, Ltd. (“Scotia” or the “Sub-Adviser”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio is:

Name	Title	Date Began Managing a Portion of the Portfolio
Noah Blackstein	Vice President of Scotia	September 2010

Sub-Adviser: T. Rowe Price Associates, Inc. (“T. Rowe Price” or the “Sub-Adviser”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio is:

Name	Title	Date Began Managing a Portion of the Portfolio
Taymour R. Tamaddon, CFA®	Vice President and Portfolio Manager of T. Rowe Price	January 2017

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Sub-Adviser: Westfield Capital Management Company, L.P. (“Westfield” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing a Portion of the Portfolio
William A. Muggia	President, Chief Executive Officer and Chief Investment Officer of Westfield	September 2010
Richard D. Lee, CFA®	Managing Partner and Deputy Chief Investment Officer of Westfield	May 2018
Ethan J. Meyers, CFA®	Managing Partner and Director of Research of Westfield	September 2010
John M. Montgomery	Managing Partner, Portfolio Strategist and Chief Operating Officer of Westfield	September 2010

The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EQ/Money Market Portfolio – Class IA and IB Shares

Investment Objective: Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Money Market Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.34%	0.34%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%
Other Expenses	0.12%	0.12%
Total Annual Portfolio Operating Expenses	0.71%	0.71%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$73	$227	$395	$883
Class IB Shares	$73	$227	$395	$883

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio invests 99.5% or more of its total assets in:

•	debt securities issued or guaranteed as to principal or interest by the U.S. government, or by U.S. government agencies or instrumentalities;

•	repurchase agreements that are collateralized fully by cash items or U.S. Treasury and U.S. government securities; and

•	cash.

The Portfolio invests only in U.S. dollar-denominated securities and in instruments with a remaining maturity of 397 calendar days or less at the time of investment. Debt securities issued or guaranteed as to principal or interest by the U.S. government, or by U.S. government agencies or instrumentalities, may include, among others, direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds), obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities, and mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises.

A repurchase agreement is a transaction in which the Portfolio purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The difference between the original purchase price and the repurchase price is normally based on prevailing short-term interest rates. Under a repurchase agreement, the seller is required to furnish collateral (i.e., U.S. Treasury or U.S. government securities) at least equal in value or market price to the amount of the seller’s repurchase obligation. In evaluating whether to enter into a repurchase agreement, the Adviser and Sub-Adviser will carefully consider the creditworthiness of the seller.

As prevailing market conditions and the economic environment warrant, and at the discretion of the Adviser and Sub-Adviser, a percentage of the Portfolio’s total assets may be held in cash. During such periods, cash assets will be held in the Portfolio’s custody account. Cash assets held in the Portfolio’s custody account are not income-generating. Without limitation, such a strategy may be deemed advisable during periods where the interest rate on newly-issued U.S. Treasury securities is extremely low or where no interest rate is paid at all, or when Treasuries are in short supply, or due to a dislocation in the Treasury or broader fixed income markets.

The Portfolio maintains a dollar-weighted average portfolio maturity of 60 days or less, a dollar-weighted average life to maturity of 120 days or less, and uses the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value (“NAV”) per share price.

The Adviser or Sub-Adviser may, in its sole discretion, maintain a temporary defensive position with respect to the Portfolio. Although not required to do so, as a temporary defensive measure, the Adviser may waive or cause to be waived fees owed by the Portfolio, in attempting to maintain a stable $1.00 NAV per share.

The Portfolio intends to continue to qualify as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended. “Government money market funds” are exempt from rules that require money market funds to impose a liquidity fee and/or temporary redemption gates. While the Portfolio’s Board of Trustees may elect to subject the Portfolio to liquidity fee and gate requirements in the future, the Board of Trustees has not elected to do so at this time.

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Principal Risks: You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investments at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can negatively affect the Portfolio’s performance.

Credit Risk: The Portfolio is subject to the risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a repurchase agreement or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. There is a greater risk of rising interest rates than has historically been the case due to the current period of relatively low rates and the effect of government fiscal policy initiatives and potential market reaction to those initiatives. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Changes in the financial condition of a single issuer can impact the market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. In addition, markets and market-participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Money Market Risk: Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. As a money market fund, the Portfolio is subject to the specific rules governing money market funds. These rules affect the manner in which the Portfolio and other money market funds are structured and operated and may significantly affect the money market industry generally and, therefore, may impact the Portfolio’s expenses, operations, returns and liquidity.

Mortgage-Related and Other Asset-Backed Securities Risk: Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities or instability in the markets for such securities may decrease the value of such securities, which could result in losses to the Portfolio, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, certain mortgage-related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The risk of defaults by borrowers is generally higher in the case of asset or mortgage pools that include subprime assets or mortgages. Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Portfolio’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Portfolio’s income.

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Net Asset Value Risk: Although the Portfolio seeks to do so, it may not be able to maintain a stable $1.00 NAV per share at all times. Furthermore, it is not anticipated that any Portfolio affiliate will make a capital infusion, enter into a capital support agreement or take other actions to prevent the NAV per share of the Portfolio from falling below $0.995. In the event that any money market fund fails to maintain a stable net asset value (or if there is a perceived threat that a money market fund is likely to fail to maintain a stable net asset value), money market funds in general, including the Portfolio, could face increased redemption pressures, which could jeopardize the stability of their net asset values. Certain other money market funds have in the past failed to maintain stable net asset values, and there can be no assurance that such failures and resulting redemption pressures will not occur in the future. A low-interest rate environment may prevent the Portfolio from providing a positive yield, cause the Portfolio to pay Portfolio expenses out of Portfolio assets, or impair the Portfolio’s ability to maintain a stable $1.00 NAV per share. In addition, the actions of a few large investors in the Portfolio may have a significant adverse effect on other shareholders.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Repurchase Agreement Risk: Repurchase agreements carry certain risks, including risks that are not associated with direct investments in securities. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, the Portfolio would look to the collateral underlying the seller’s repurchase agreement, including the securities or other obligations subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Portfolio. The Portfolio’s right to liquidate the securities or other obligations subject to the repurchase agreement in the event of a default by the seller could involve certain costs and delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price (e.g., due to transactions costs or a decline in the value of the collateral), the Portfolio could suffer a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred.

Risk Associated with Portfolio Holding Cash: The Portfolio may maintain cash assets, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining cash assets could negatively affect the Portfolio’s current yield and may also subject the Portfolio to additional risks, such as increased counterparty and credit risk with respect to the custodian bank holding the assets.

U.S. Government and Government-Sponsored Enterprises (“GSE”) Securities Risk: Securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae)) and GSEs (such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac)) are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and repayment of principal when held to maturity. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Portfolio. Securities issued or guaranteed by GSEs, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, GSEs may not have the funds to meet their payment obligations in the future.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2018 compared to the returns of a broad-based securities market index. Past performance is not an indication of future performance.

Prior to April 1, 2016, the Portfolio was not designated as a “government money market fund,” as defined in Rule 2a-7 under the Investment Company Act of 1940, and invested in certain types of securities that it is no longer permitted to hold. Consequently, the performance shown below may have been different if the current limitations on the Portfolio’s investments had been in effect prior to its conversion to a government money market fund.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

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Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

0.39% (2018 4th Quarter)	0.00% (2016 2nd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years
EQ/Money Market Portfolio – Class IA Shares	1.27%	0.33%	0.20%
EQ/Money Market Portfolio – Class IB Shares	1.27%	0.33%	0.17%
ICE BofAML 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	1.87%	0.63%	0.37%
The Portfolio’s 7-day yield as of December 31, 2018 was 1.67%.

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Sub-Adviser: The Dreyfus Corporation (“Dreyfus” or the “Sub-Adviser”)

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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2. More information on fees and expenses

Management Fees

Each Portfolio pays a fee to the Adviser for management services. The table below shows the annual rate of the management fees (as a percentage of each Portfolio’s average daily net assets) that the Adviser received in 2018 for managing each of the Portfolios included in the table and the rate of the management fees waived by the Adviser in 2018 in accordance with the provisions of the Expense Limitation Agreement (including voluntary waivers), as defined below, between the Adviser and the Trust with respect to certain of the Portfolios.

Management Fees Paid by the Portfolios in 2018

	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
Portfolios	All Classes	Class IA	Class IB
EQ/Common Stock Index	0.32%	0.00%	0.00%
EQ/International Equity Index	0.40%	0.00%	0.00%
EQ/Money Market	0.34%	N/A	N/A
Multimanager Aggressive Equity	0.57%	0.00%	0.00%

The Sub-Advisers are paid by the Adviser. Changes to the advisory fees may be negotiated, which could result in an increase or decrease in the amount of the management fee retained by the Adviser, without shareholder approval. However, any amendment to an investment management agreement between FMG LLC and the Trust that would result in an increase in the management fee rate specified in that agreement (i.e., the aggregate management fee) charged to a Portfolio will be submitted to shareholders for approval.

A discussion of the basis for the decision by the Trust’s Board of Trustees to approve the investment management and advisory agreements with respect to the Portfolios is available in the Trust’s Semi-Annual or Annual Reports to Shareholders for the periods ended June 30 and December 31, respectively.

Administrative Fees

FMG LLC also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by FMG LLC include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program.

With respect to the EQ/Common Stock Index Portfolio, EQ/lnternational Equity Index Portfolio and EQ/Money Market Portfolio, each, a “Single-Advised Portfolio”, for administrative services, in addition to the management fee, each Single-Advised Portfolio pays FMG LLC its proportionate share of an asset-based administration fee for the SingleAdvised Portfolios, subject to a minimum annual fee of $30,000 per Portfolio. The table below shows the SingleAdvised Portfolios’ asset-based administration fee rates based on aggregate average daily net assets of these Portfolios:

0.100% of the first $30 billion;
0.0975% of the next $10 billion;
0.0950% of the next $5 billion; and
0.0800% thereafter

With respect to the Multimanager Aggressive Equity Portfolio, a “Hybrid Portfolio,” for administrative services, in addition to the management fee, the Portfolio pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500 per Portfolio. For purposes of calculating the asset-based administration fee, the assets of the portfolios of the AXA Premier VIP Trust, which are also managed by FMG LLC and which are offered in another prospectus, are aggregated with the assets of the Portfolio referenced in this paragraph. The table below shows the asset-based administration fee rates based on aggregate average daily net assets of this Portfolio:

0.140% of the first $60 billion;
0.110% of the next $20 billion;
0.0875% of the next $20 billion; and
0.0800% thereafter

Expense Limitation Agreement

In the interest of limiting through April 30, 2020 (or, in the case of certain of the Portfolios, April 30, 2021, as indicated below) (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) the expenses of each Portfolio listed in the following table, the Adviser has entered into an expense limitation agreement with the Trust with respect to the Portfolios (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Adviser has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolios listed below so that the annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business) as a percentage of average daily net assets do not exceed the following respective expense ratios:

Expense Limitation Provisions

	Total Expenses Limited to (% of average daily net assets)
Portfolio	Class IA Shares	Class IB Shares
Multimanager Aggressive Equity Portfolio	1.00%	1.00%

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The Adviser may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the combination of the Portfolio’s expense ratio and such reimbursements does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower. If the actual expense ratio is less than the expense cap and the Adviser has recouped any eligible previous payments or waivers made, the Portfolio will be charged such lower expenses.

Payments or waivers will increase returns and yield, and reimbursement of payments or waivers will decrease returns and yield.

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3. More information on strategies, risks and benchmarks

Strategies

Changes in Investment Objectives and Investment Strategies

As described in this Prospectus, each Portfolio has its own investment objective(s), policies and strategies. There is no assurance that a Portfolio will achieve its investment objective. The investment objective of each Portfolio may be changed without shareholder approval. Except as otherwise noted, the investment policies and strategies of a Portfolio are not fundamental policies and may be changed without a shareholder vote. In addition, to the extent a Portfolio is new or is undergoing a transition (such as a rebalancing, or experiences large inflows or outflows) or takes a temporary defensive position, it may not be pursuing its investment objective or executing its principal investment strategies.

80% Policies

Each of the following Portfolios has a policy that it will invest at least 80% of its net assets, plus borrowings for investment purposes, in a particular type of investment connoted by its name (or former name in the case of certain of the Portfolios that have undergone a name change), as described in the section of the Prospectus entitled “About the Investment Portfolios”: EQ/Common Stock Index Portfolio and Multimanager Aggressive Equity Portfolio. Each such policy is subject to change only upon at least sixty (60) days’ prior notice to shareholders of the affected Portfolio. As applicable, a Portfolio takes into consideration the investment policies of Underlying ETFs at the time of investment in determining compliance with its 80% policy.

Indexing Strategies

As described in this Prospectus, certain Portfolios (or portions thereof) seek to track the total return performance (before fees and expenses) of a particular index. Additional information about these indexes is provided in the section “Benchmarks and Other Indexes.” The following provides additional information regarding the management strategies employed by the Sub-Advisers of these Portfolios (or portions thereof) in pursuing these objectives.

The Sub-Adviser to a Portfolio (or portion thereof) that seeks to track the total return performance (before fees and expenses) of a particular index does not utilize customary economic, financial or market analyses or other traditional investment techniques to manage the Portfolio (or portion). Rather, the Sub-Adviser may employ a full replication technique or sampling technique in seeking to track the total return performance (before fees and expenses) of the index. A full replication technique generally involves holding each security in a particular index in approximately the same weight that the security represents in the index. Conversely, a sampling technique strives to match the characteristics of a particular index without having to purchase every stock in that index by selecting a representative sample of securities for the Portfolio (or portion thereof) based on the characteristics of the index and the particular securities included therein. Such characteristics may include, with respect to equity indexes, industry weightings, market capitalizations and fundamental characteristics and, with respect to fixed income indexes, interest rate sensitivity, credit quality and sector diversification.

In addition, during any period when the Adviser or the Sub-Adviser to a Portfolio determines that it would be impracticable or uneconomical for a Portfolio to invest its assets in accordance with its primary investment policies (e.g., the Portfolio does not have sufficient assets to buy all of the securities in a particular broad-based index and to manage those assets in an efficient manner), the Portfolio may pursue its investment strategy by investing in other portfolios, as consistent with the Portfolio’s investment policies and strategies, including portfolios managed by the Adviser to the extent permitted by statute or regulation.

Tactical Strategies

As described in this Prospectus, the Adviser invests a portion of certain Portfolios’ assets in futures and options to manage each such Portfolio’s overall equity exposure. The following provides additional information regarding the Adviser’s implementation of these management strategies.

Each such Portfolio uses proprietary models to implement its tactical investment strategy. The level of the Portfolio’s exposure to a particular index generally is determined based on an assessment of market fundamentals and quantitative signals of market movement, including the level of volatility in the market as may be measured by the Chicago Board Options Exchange Volatility Index (the “VIX Index”) or another quantitative indicator of market volatility. The VIX Index is a measure of market expectations of near-term volatility based on the S&P 500 Index option prices. The Portfolio will decrease or increase its exposure to the relevant index based on thresholds of market volatility as measured by the VIX Index or another quantitative indicator of market volatility. These thresholds may be different for each Portfolio and may be changed from time to time without shareholder approval. The thresholds for each Portfolio may differ based on a variety of factors, including whether the particular Portfolio is offered on a stand alone basis as an investment option for Contract owners or as an investment option for other portfolios managed by the Adviser that invest in the Portfolio as part of an investment strategy to manage the overall volatility of the investing fund’s portfolio. During periods of extremely high market volatility, it is possible that a Portfolio could have zero or negative exposure to the relevant index. During periods of unusually low market volatility, it is possible that a Portfolio could have 100% or more exposure to the relevant index.

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Allocation Strategies

Hybrid Portfolios

As described in this Prospectus, the Adviser allocates the assets of the Hybrid Portfolios among two or more portions of those Portfolios, each of which is managed using different yet complementary investment strategies.

Each allocation percentage for the Hybrid Portfolios is an asset allocation target established by FMG LLC intended to achieve the Hybrid Portfolio’s investment objective and may be changed without shareholder approval. Each portion of a Hybrid Portfolio may deviate temporarily from its asset allocation target for defensive purposes, in response to large inflows or outflows of assets to and from the Hybrid Portfolio (e.g., in connection with asset allocation rebalancing transactions, reorganization transactions and separate account substitution transactions), or as a result of appreciation or depreciation of its holdings. FMG LLC rebalances each portion of a Hybrid Portfolio as it deems appropriate. To the extent that a Hybrid Portfolio is being rebalanced, experiences large inflows or outflows, or takes a temporary defensive position, it may not be pursuing its investment objective or executing its principal investment strategy.

Allocation Portfolios

As described in this Prospectus, by adjusting investment exposure among the various asset classes in certain of the allocation Portfolios, a Sub-Adviser will attempt to reduce overall portfolio volatility and mitigate the effects of extreme market environments, without sacrificing long-term returns. A Portfolio may gain or adjust exposure to each asset class either through transactions in individual securities or Underlying ETFs, as applicable, or through other instruments, including derivatives.

Active Management Strategies

With respect to Portfolios that utilize active management strategies, a Sub-Adviser has complete discretion to select portfolio securities for its portion of a Portfolio’s assets, subject to the Portfolio’s investment objectives, restrictions and policies and other parameters that may be developed from time to time by the Adviser. In selecting investments, the Sub-Advisers use their proprietary investment strategies, which are summarized above in the section “Investments, Risks and Performance” for each Portfolio. The following is an additional general description of certain common types of active management strategies that may be used by the Sub-Advisers to the Portfolios.

Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. A Sub-Adviser using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such a Sub-Adviser also generally prefers companies with a competitive advantage such as unique management, marketing or research and development.

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. A Sub-Adviser using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

Core investing is an investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

Fundamental analysis generally involves the analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Additional Information about the Investment Strategies

The following provides additional information regarding the principal investment strategies discussed in the “About the Investment Portfolios — Investments, Risks, and Performance — Principal Investment Strategy” section for each Portfolio, and additional investment strategies that a Portfolio may employ in pursuing its investment objective. The Portfolios also may make other types of investments to the extent permitted by applicable law. For further information about investment strategies, please see the Portfolios’ Statement of Additional Information (“SAI”).

Bank Loans. A Portfolio may invest in bank loans. A bank loan represents an interest in a loan or other direct indebtedness that entitles the acquirer of such interest to payments of interest, principal and/or other amounts due under the structure of the loan. A Portfolio may acquire a bank loan through a participation interest, which gives the Portfolio the right to receive payments of principal, interest and/or other amounts only from the lender selling the participation interest and only when the lender receives the payments from the borrower, or through an assignment in which a Portfolio succeeds to the rights of the assigning lender and becomes a lender under the loan agreement. Bank loans are typically borrowers’ senior debt obligations and, as such, are considered to hold a senior position in the borrower’s

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capital structure. The senior capital structure position generally gives the holders of bank loans a priority claim on some or all of the borrower’s assets in the event of a default. In many situations, the assets or cash flow of the borrowing corporation, partnership or other business entity may serve as collateral for the bank loan. Bank loans may be issued in connection with acquisitions, refinancings and recapitalizations.

Cash and Short-Term Investments. A Portfolio may hold cash or invest in short-term paper and other short-term investments as deemed appropriate by the investment manager. Short-term paper generally includes any note, draft bill of exchange or banker’s acceptance payable on demand or having a maturity at the time of issuance that does not exceed nine months or any renewal thereof payable on demand or having a maturity that is likewise limited.

A Portfolio may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in money market funds, including money market funds managed by the Adviser. To the extent a Portfolio invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies, as discussed in “Additional Strategies — Securities of Other Investment Companies.”

On a day-to-day basis, each of the ATM Portfolios typically will hold a significant portion of its assets in shares of the EQ/Money Market Portfolio or other money market funds, U.S. government securities, short-term, high-quality fixed income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less to collateralize its futures and other positions, to earn income for the Portfolio and to manage the Portfolio’s overall exposure to debt or equity securities.

Generally, these securities offer less potential for gains than other types of securities.

Convertible Securities. Certain Portfolios may invest in convertible securities, including both convertible debt and convertible preferred stock. A convertible security is generally a bond, preferred stock or other security that may be converted within a specified period of time and at a pre-stated price or formula into the common stock of the same or a different issuer. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its senior debt obligations. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable nonconvertible securities; (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

Currency. A Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. Forward foreign currency exchange contracts (“forward contract”) are a type of derivative that may be utilized by a Portfolio. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement and no commissions are charged at any stage for trades. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives. A Portfolio may use “derivative” instruments to hedge its portfolio against market, economic, currency, issuer and other risks, to gain or manage exposure to the markets, sectors and securities in which the Portfolio may invest and to other economic factors that affect the Portfolio’s performance (such as interest rate movements), to increase total return or income, to reduce transaction costs, to manage cash, and for other portfolio management purposes. In general terms, a derivative instrument is an investment contract, the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate or index (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). Certain derivative securities may have the effect of creating financial leverage by multiplying a change in the value of the asset underlying the derivative to produce a greater change in the value of the derivative security. This creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility in the net asset value of the shares of a Portfolio). Futures and options contracts (including futures and options on individual securities and equity and bond market indexes and options on futures contracts), swaps (including interest rate swaps, total return swaps, currency swaps, credit default swaps and contracts for difference) and forward contracts, and structured securities, including forward currency contracts, are examples of derivatives in which a Portfolio may invest. A Portfolio that engages in derivatives transactions may maintain a significant percentage of its assets in cash and cash equivalent instruments or other liquid assets, which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

Equity Securities. Certain Portfolios, including certain Portfolios that invest primarily in debt securities, may invest in equity securities.

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Equity securities may be bought on stock exchanges or in the over-the-counter market. Equity securities generally include common stock, preferred stock, warrants, securities convertible into common stock, securities of other investment companies and securities of real estate investment trusts.

Exchange-Traded Funds (“ETFs”). A Portfolio may invest in ETFs. ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, an ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Dow Jones, Russell or Morgan Stanley Capital International) selects as representative of a market, market segment, industry sector, country or geographic region. An index-based ETF generally holds the same stocks or bonds as the index it tracks (or it may hold a representative sample of such securities). Accordingly, an index-based ETF is designed so that its performance, before fees and expenses, will correspond closely with that of the index it tracks. ETFs also may be actively managed. By investing in a Portfolio that invests in ETFs, you will indirectly bear fees and expenses charged by the ETFs in which the Portfolio invests in addition to the Portfolio’s direct fees and expenses.

Generally, a Portfolio’s investments in other investment companies are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), including in certain circumstances a prohibition against acquiring shares of another investment company if, immediately after such acquisition, the Portfolio and its affiliated persons (i) would hold more than 3% of such other investment company’s total outstanding shares, (ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested more than 10% of its total assets in investment companies. However, many ETFs have obtained exemptive relief from the SEC to permit other investment companies (such as the Portfolios) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Portfolio may rely on these exemptive orders in investing in ETFs.

Fixed Income Securities. A Portfolio may invest in short- and long-term fixed income securities in pursuing its investment objective and for other portfolio management purposes, such as to manage cash. Fixed income securities are debt securities such as bonds, notes, debentures and commercial paper. Domestic and foreign governments, banks and companies raise cash by issuing or selling debt securities to investors. Most debt securities pay fixed or adjustable rates of interest at regular intervals until they mature, at which point investors receive their principal back.

Foreign Securities. Certain Portfolios may invest in foreign securities, including securities of companies in emerging markets. Generally, foreign securities are issued by companies organized outside the U.S. or by foreign governments or international organizations, are traded primarily in markets outside the U.S., and are denominated in a foreign currency. Foreign securities may include securities of issuers in developing countries or emerging markets, which generally involve greater risk because the economic structures of these countries and markets are less developed and their political systems are less stable. In addition, foreign securities may include depositary receipts of foreign companies. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. Depositary receipts also may be convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

Futures. A Portfolio may purchase or sell futures contracts on individual securities or securities indexes. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. Futures contracts in which the Portfolio will invest are highly standardized contracts that typically trade on futures exchanges.

There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio’s access to other assets held to cover its futures positions could also be impaired.

The use of futures contracts and similar instruments may be deemed to involve the use of leverage because the Portfolio is not required to

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invest the full market value of the futures contract upon entering into the contract. Instead, the Portfolio, upon entering into a futures contract (and to maintain its open position in a futures contract), is required to post collateral for the contract, known as “initial margin” and “variation margin,” the amount of which may vary but which generally equals a relatively small percentage (e.g., less than 5%) of the value of the contract being traded.

Illiquid Securities. Each Portfolio may invest up to 15% of its net assets in illiquid securities, except the EQ/Money Market Portfolio, which may invest up to 5% of its net assets in illiquid securities. Illiquid securities are securities that have no ready market.

Index Options. Certain Portfolios may purchase exchange-traded or over-the-counter put and call options on securities indices and put and call options on ETFs tracking certain securities indices. A securities index option and an ETF option are option contracts whose values are based on the value of a securities index at some future point in time. A securities index fluctuates with changes in the market values of the securities included in the index. A Portfolio also may write (or sell) put and call options on securities indices. When writing (selling) call and put options, a Portfolio will “cover” these positions by purchasing a call or put option on the same index. The effectiveness of purchasing or writing securities index options will depend upon the extent to which price movements in the Portfolio’s investment portfolio correlate with price movements of the securities index. By writing (selling) a call option, the Portfolio forgoes, in exchange for the premium less the commission, the opportunity to profit during the option period from an increase in the market value of an index above the exercise price. By writing (selling) a put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the index below the exercise price.

Inflation-Indexed Bonds. A Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure for Treasury inflation-indexed bonds. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond is taxable as ordinary income in the taxable year of the increase to an investing Portfolio, which generally must distribute the amount of that income for federal income tax purposes, even though it does not receive cash representing the increase until the bond’s maturity.

Because market convention for bonds is to use nominal yields to measure duration, duration for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor. The resulting nominal duration typically can range from 20% and 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the relevant index (e.g., the Bloomberg Barclays World Government Inflation-Linked Index (hedged)) will be calculated using the same conversion factors.

Initial Public Offerings (“IPOs”). Each of the Portfolios that may invest in equity securities may participate in the IPO market, and a significant portion of those Portfolios’ returns may be attributable to their investment in IPOs, which have a magnified impact on portfolios with small asset bases. An IPO is generally the first sale of stock by a company to the public. Companies offering an IPO are sometimes new, young companies or sometimes companies which have been around for many years but are deciding to go public. Prior to an IPO, there is generally no public market for an issuer’s common stock and there can be no assurance that an active trading market will develop or be sustained following the IPO. Therefore, the market price for the securities may be subject to significant fluctuations and a Portfolio may be affected by such fluctuations.

Insured Bank Obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Portfolios may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, a Portfolio will treat such obligations as subject to the limit for illiquid investments for each Portfolio unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

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Inverse Floaters. Certain Portfolios may invest in inverse floaters. Inverse floaters are fixed income securities that have coupon rates that vary inversely at a multiple of a designated floating rate, such as London Inter-Bank Offered Rate. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater collateralized mortgage obligations (“CMOs”) exhibit greater price volatility than the majority of mortgage-related securities.

Investment Grade Securities. A Portfolio may invest in investment grade debt securities. Investment grade securities are rated in one of the four highest rating categories by Moody’s or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable Sub-Adviser to be of comparable quality. Securities with lower investment grade ratings, while normally exhibiting adequate protection parameters, may possess certain speculative characteristics as well. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Large-Cap Companies. A Portfolio may invest in the securities of large-cap companies. These companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes.

Loan Participations and Assignments. Certain Portfolios may invest in loan participations and assignments. These investments are typically secured or unsecured fixed or floating rate loans arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions, and may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

Mid-Cap, Small-Cap and Micro-Cap Companies. Each Portfolio (other than the EQ/Money Market Portfolio) may invest in the securities of mid-, small- and micro-cap companies. These companies are more likely than larger companies to have limited product lines, markets or financial resources or to depend on a small, inexperienced management group. Generally, they are more vulnerable than larger companies to adverse business or economic developments and their securities may be less well-known, trade less frequently and in more limited volume than the securities of larger more established companies.

Mortgage- and Asset-Backed Securities. A Portfolio may invest in mortgage- and asset-backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Non-Investment Grade Securities. Certain Portfolios, including Portfolios that invest primarily in equity securities, may invest in below investment grade debt securities. Securities rated below investment grade (i.e., BB or lower by S&P or Fitch, Inc. (“Fitch”), Ba or lower by Moody’s or determined by the applicable Sub-Adviser to be of comparable quality) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. Non-investment grade debt securities, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio’s net asset value.

Options. A Portfolio may write and purchase put and call options, including exchange-traded or over-the-counter put and call options on securities indices and put and call options on ETFs tracking certain securities indices, for hedging and non-hedging purposes and for the purpose of achieving its objective. In general, options give the purchaser the right, but not the obligation, to buy or sell in the future an asset at a predetermined price during the term of the option. A securities index option and an ETF option are option contracts whose values are based on the value of a securities index at some future point in time. A securities index fluctuates with changes in the market values of the securities included in the index. The effectiveness of purchasing or writing securities index options will depend upon the extent to which price movements in the Portfolio’s investment portfolio correlate with price movements of the securities index. By writing (selling) a call option, the Portfolio forgoes, in exchange for the premium less the commission, the opportunity to profit during the option period from an increase in the market value of an index above the exercise price. By writing (selling) a put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the index below the exercise price.

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Portfolio Turnover. The Portfolios do not restrict the frequency of trading to limit expenses. A Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objectives. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Preferred Stocks. A Portfolio may invest in preferred stock. Although preferred stocks represent a partial ownership interest in a company, preferred stocks generally do not carry voting rights and have economic characteristics similar to fixed-income securities. Preferred stocks generally are issued with a fixed par value and pay dividends based on a percentage of that par value at a fixed or variable rate. Preferred stocks often have a liquidation value that generally equals the original purchase price of the preferred stock at the date of issuance.

Real Estate Investment Trusts (“REITs”). Certain Portfolios may invest in REITs, which are pooled vehicles that invest primarily in income-producing real estate or loans related to real estate and are defined by the federal tax law. A REIT is not subject to federal corporate income tax, provided it complies with a number of Internal Revenue Code requirements, including distributing a significant portion of its net income to its shareholders. Various other countries have also adopted REIT-like structures that receive comparable tax treatment, provided certain requirements are met.

Securities of Other Investment Companies. Certain Portfolios may invest in the securities of other investment companies, including ETFs, to the extent permitted by applicable law. Generally, a Portfolio’s investments in other investment companies are subject to statutory limitations in the 1940 Act, which prohibit the acquisition of shares of other investment companies in excess of certain limits. However, there are statutory and regulatory exemptions from these restrictions under the 1940 Act on which the Portfolios may rely to invest in other investment companies in excess of these limits, subject to certain conditions. In addition, many ETFs have obtained exemptive relief from the Securities and Exchange Commission (“SEC”) to permit unaffiliated funds (such as the Portfolios) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Portfolio may rely on these exemptive orders in investing in ETFs. A Portfolio that invests in other investment companies indirectly bears the fees and expenses of those investment companies.

Short Sales. A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Portfolio will make a profit by purchasing the security in the open market at a lower price than at which it sold the security. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss. In addition, because a Portfolio’s potential loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.

Swaps. A Portfolio may engage in swap transactions. Swap contracts are derivatives in the form of a contract or other similar instrument that is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified security or index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, total return on equity securities, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices).

Temporary Defensive Investments. For temporary defensive purposes in response to adverse market, economic, political or other conditions, each Portfolio (except the Portfolios that seek to track the performance (before fees and expenses) of a particular securities market index) may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent a Portfolio is invested in these instruments, the Portfolio will not be pursuing its investment objective. In addition, each Hybrid Portfolio may vary from its asset allocation targets and target investment percentages for defensive purposes.

U.S. Government Securities. A Portfolio may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments. A Portfolio may purchase or sell securities that it is entitled to receive on a when issued basis. A Portfolio may also purchase or sell securities on a delayed delivery basis or through a forward commitment (including on a “TBA” (to be announced) basis). These transactions involve the purchase or sale of securities by a Portfolio at an established price with payment and delivery taking place in the future. The Portfolio enters into these transactions to obtain what is considered an advantageous price to the Portfolio at the time of entering into the transaction.

Zero Coupon and Pay-in-Kind Securities. Zero coupon securities are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from

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the date of issuance to maturity. Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. Convertible securities, corporate debt securities, mortgage- and asset-backed securities, U.S. government securities, foreign securities and other types of debt instruments may be structured as zero coupon or pay-in-kind securities.

Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio’s shares may be affected by the Portfolio’s investment objective(s), principal investment strategies and particular risk factors. Each Portfolio follows a distinct set of Investment strategies. Consequently, each Portfolio may be subject to different risks. Some of the risks of investing in the Portfolios are discussed below, including the principal risks of the Portfolios as discussed in “About the Investment Portfolios — Investments, Risks, and Performance — Principal Risks.” However, other factors may also affect a Portfolio’s investment results. There is no assurance that a Portfolio will achieve its investment objective(s) or that it will not lose value.

To the extent the EQ/First Trust Moderate Growth Allocation Portfolio invests in Underlying ETFs that invest primarily in certain types of securities or other instruments (such as equity securities and other equity instruments, fixed income securities and other fixed income instruments, or foreign securities), the performance of the Portfolio will be subject to the risks of investing in such securities or other instruments. The Underlying ETFs have principal investment strategies that come with inherent risks. Certain Underlying ETFs may emphasize different market sectors. Some of the risks, including principal risks of investing in the Underlying ETFs, are discussed below. More information about the Underlying ETFs is available in their respective prospectuses. Because the EQ/First Trust Moderate Growth Allocation Portfolio invests in Underlying ETFs, the return on your investment will be based on the risks and rewards of the Underlying ETFs’ investments. In this section, the term “Portfolio” may include the EQ/First Trust Moderate Growth Allocation Portfolio, an Underlying ETF, or both.

General Investment Risks: Each Portfolio is subject to the following general risks:

Asset Class Risk: A Portfolio is subject to the risk that the returns from the asset classes, or types of securities in which the Portfolio invests will underperform the general securities markets or different asset classes. Different asset classes tend to go through cycles of outperformance and underperformance in comparison to each other and to the general securities markets.

Cybersecurity and Operational Risk: A Portfolio, its service providers, and third-party fund distribution platforms, and your ability to transact with a Portfolio, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a Portfolio or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Any of these results could have a substantial adverse impact on a Portfolio and its shareholders.

The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on a Portfolio or its shareholders. The Adviser, through its monitoring and oversight of Portfolio service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. However, it is not possible for the Adviser, Portfolio service providers, or third-party fund distribution platforms to identify all of the cybersecurity or other operational risks that may affect a Portfolio or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which a Portfolio invests are heavily dependent on computers for data storage and operations and require ready access to the internet to conduct their businesses. Thus, cybersecurity incidents could also affect issuers of securities in which a Portfolio invests, leading to significant loss of value.

Insurance Fund Risk: The Portfolios are available through Contracts offered by insurance company affiliates of the Adviser, and the Portfolios may be used to fund all or a portion of certain benefits and guarantees available under the Contracts. To the extent the assets in a Portfolio are insufficient to fund those benefits and guarantees, the Adviser’s insurance company affiliates might otherwise be obligated to fulfill them out of their own resources. The Adviser is subject to conflicts of interest in connection with providing advice to, or developing strategies and modeling tools used to manage, a Portfolio (e.g., with respect to the allocation of assets between passively and actively managed portions of a Portfolio and the development and implementation of the modeling tools used to manage a Portfolio). The performance of a Portfolio may impact the obligations and financial exposure of the Adviser’s insurance company affiliates under any death benefit, income benefit and other guarantees provided through Contracts that offer the Portfolio as an investment option

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and the ability of an insurance company affiliate to manage (e.g., through the use of various hedging techniques) the risks associated with these benefits and guarantees. The Adviser’s investment decisions and the design of the Portfolios may be influenced by these factors. For example, the Portfolios or modeling tools and strategies may be managed or designed in a manner (e.g., using more conservative or less volatile investment styles, including volatility management strategies) that could reduce potential losses and/or mitigate financial risks to insurance company affiliates that provide the benefits and guarantees and offer the Portfolios as investment options in their products, and also could facilitate such an insurance company’s ability to provide benefits and guarantees under its Contracts, including by making more predictable the costs of the benefits and guarantees and by reducing the regulatory capital needed to provide them. The financial benefits to the Adviser’s insurance company affiliates may be material. The performance of a Portfolio also may adversely impact the value of Contracts that offer the Portfolio as an investment option and could suppress the value of the benefits and guarantees offered under a Contract. Please refer to your Contract prospectus for more information about any benefits and guarantees offered under the Contract. Consistent with its fiduciary duties, the Adviser seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in this Prospectus.

Issuer-Specific Risk: The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole. Certain unanticipated events, such as litigation or natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities.

Large Shareholder Risk: A significant percentage of a Portfolio’s shares may be owned or controlled by the Adviser and its affiliates, other Portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts. Accordingly, a Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders, including in connection with substitution and other transactions by affiliates of the Adviser. These inflows and outflows may be frequent and could negatively affect a Portfolio’s net asset value and performance and could cause a Portfolio to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for a Portfolio if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect a Portfolio’s ability to meet shareholder redemption requests or could limit a Portfolio’s ability to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. During periods of declining or illiquid markets, the Adviser or its affiliates also may be subject to conflicts of interest in selecting shares of Portfolios for redemption and in deciding whether and when to redeem such shares. In addition, these inflows and outflows could increase a Portfolio’s brokerage or other transaction costs, and large-scale outflows could cause a Portfolio’s actual expenses to increase, or could result in a Portfolio’s current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase in the Portfolio’s expense ratio.

Market Risk: A Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. The value of a security may decline due to factors that are specifically related to a particular company, as well as general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions, changes in the general outlook for corporate earnings, inflation, changes in interest rates or currency rates, lack of liquidity in the markets, or adverse investment sentiment generally. Changes in the financial condition of a single issuer can impact a market as a whole. The value of a security may also decline due to factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The increasing interconnectedness of markets around the world may result in many markets being affected by events in a single country or events affecting a single or small number of issuers. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. In addition, markets and market-participants are increasingly reliant on both publicly available and proprietary information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain

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cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Portfolio Management Risk: A Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to a Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies, some of which are created or maintained by an investment manager or its affiliates and some of which are created or maintained by third parties. A Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. Imperfections, errors or limitations may go undetected, possibly for quite some time, which could adversely affect decision making for a Portfolio Fund, as well as a Portfolio’s operations or performance. There can be no assurance that the use of these technologies will result in effective investment decisions for a Portfolio.

Recent Market Conditions Risk: Prices of many U.S. equity securities have increased substantially over several years, U.S. unemployment has declined, and many market participants reportedly expect the Federal Reserve to continue raising interest rates in an effort to limit inflation and/or believe the market may experience a “correction” to lower values. Higher interest rates may further strengthen the already strong U.S. dollar, which may harm U.S. companies that rely significantly on exports. Some market participants have expressed concern that with the large number of investments in passive products following certain indices, the securities that make up those indices have been artificially inflated in value.

Some countries, including the United States, are adopting more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis. The United States is also said to be considering significant new investments in infrastructure and national defense which, coupled with lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out.

High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the United States and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, whether brought about by U.S. policy makers or by dislocations in world markets. For example, because investors may buy equity securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. There is a greater risk of rising interest rates than has historically been the case due to the current period of relatively low rates and the effect of government fiscal policy initiatives and potential market reaction to those initiatives.

In addition, national economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The rise in protectionist trade policies, and changes to some major international trade agreements and the possibility of changes to others, could affect the economies of many countries in ways that cannot necessarily be foreseen at the present time.

The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” are impossible to know for sure at this point. The effect on the economies of the United Kingdom and the EU will likely depend on the nature of trade relations between the United Kingdom and the EU and other major economies following Brexit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time.

Some countries where economic conditions are still recovering from the 2008 crisis are perceived as still fragile. The crisis caused strains among countries in the euro-zone that have not been fully resolved, and it is not yet clear what measures, if any, EU or individual country officials may take in response. Withdrawal of government support, failure of efforts in response to the strains, or investor perception that such efforts are not succeeding could adversely impact the value and liquidity of certain securities and currencies.

Political and diplomatic events within the U.S. and abroad, such as the 2019 federal government shutdown or the threat of a future shutdown, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Equity markets in the United States and China seem very sensitive to the outlook for the current U.S.-China “trade war.”

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Regulatory Risk: Each Portfolio is subject to a variety of laws and regulations that govern its operations. Each Portfolio is subject to regulation by the Securities and Exchange Commission (“SEC”), and certain Portfolios are also subject to regulation by the Commodity Futures Trading Commission (“CFTC”). Each Portfolio is also subject to regulations imposed by other governmental regulatory authorities and self-regulatory organizations. Similarly, the businesses and other issuers of the securities and other instruments in which a Portfolio invests are also subject to considerable regulation. These laws and regulations are subject to change. A change in laws or regulations may materially impact a Portfolio, a security, business, sector or market. For example, a change in laws or regulations made by the government or a regulatory body may impact the ability of a Portfolio to achieve its investment objective, may impact the Portfolio’s investment policies or strategies, or may reduce the attractiveness of an investment. A Portfolio also may incur additional costs to comply with any new requirements as well as to monitor for compliance with any new requirements going forward. A Portfolio also may be adversely affected by changes in the interpretation or enforcement of existing laws or regulations. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser also is registered with the CFTC as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended, and, with respect to Portfolios that employ derivative investments to a greater extent, serves as a CPO. Being subject to dual regulation by the SEC and the CFTC may increase compliance costs, which may be borne by a Portfolio and may affect the Portfolio’s returns.

Risk Management: The Adviser and Sub-Advisers undertake certain analyses with the intention of identifying particular types of risks and reducing a Portfolio’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate a Portfolio’s exposure to such events; at best, it can only reduce the possibility that the Portfolio will be affected by adverse events, and especially those risks that are not intrinsic to the Portfolio’s investment program. While the prospectus describes material risk factors associated with a Portfolio’s investment program, there is no assurance that as a particular situation unfolds in the markets, the Adviser or Sub-Advisers will identify all of the risks that might affect the Portfolio, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Portfolio’s exposure to them. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.

Sub-Adviser Selection Risk: A Portfolio is subject to the risk that the Adviser’s process for selecting or replacing a Sub-Adviser and its decision to select or replace a Sub-Adviser does not produce the intended results.

In addition, the Adviser is subject to certain conflicts of interest in connection with recommending the appointment and continued service of Sub-Advisers. The Adviser is affiliated with certain Sub-Advisers and, therefore, the Adviser will benefit not only from the net management fee the Adviser retains, but also from the advisory fees paid by the Adviser to an Affiliated Sub-Adviser. Since the Adviser pays fees to the Sub-Advisers from the management fees that it earns from the Portfolios, any increase or decrease in the advisory fees negotiated with proposed or current Sub-Advisers will result in a corresponding decrease or increase, respectively, in the amount of the management fee retained by the Adviser. The Adviser or its affiliates also have distribution relationships with certain Sub-Advisers or their affiliates under which the Sub-Advisers or their affiliates distribute or support the distribution of investment products issued or sold by the Adviser or its affiliates (including those in which the Portfolios serve as investment options), which could financially benefit the Adviser and its affiliates or provide an incentive to the Adviser in selecting one Sub-Adviser over another. In addition, the Adviser’s and/or its affiliates’ other existing or potential business relationships, including with Sub-Advisers and/or their affiliates, or other financial or personal relationships, could influence the Adviser’s selection and retention or termination of Sub-Advisers. When recommending the appointment or continued service of a Sub-Adviser, consistent with its fiduciary duties, the Adviser relies primarily on the qualitative and quantitative factors described in detail in the Prospectus.

Valuation Risk: The price at which a Portfolio sells any particular investment may differ from the Portfolio’s valuation of the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value some investments, SEC rules and applicable accounting protocols may require a Portfolio to value these investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. Investors who purchase or redeem Portfolio shares on days when the Portfolio is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Portfolio had not held fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain futures and fixed income securities, and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded but before a Portfolio determines its net asset value. A Portfolio’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

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Principal Investment Risks: As indicated in “About the Investment Portfolios — Investments, Risks, and Performance — Principal Risks,” a Portfolio may be subject to the following principal risks:

Allocation Risk: The investment performance of an allocation Portfolio depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation decisions made may not produce the desired results.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, a Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, a Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect a Portfolio’s performance due to missed investment opportunities and may also subject a Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations, and costs, such as any fees imposed for large cash balances.

Collateralized Debt Obligations Risk: The risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the class or “tranche” of the CDO in which a Portfolio invests. Normally, collateralized bond obligations, collateralized loan obligations, and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Portfolio as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid under a Portfolio’s liquidity policies. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry risks including, but not limited to: (a) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (b) the risk that the quality of the collateral may decline in value or default; (c) the possibility that a Portfolio may invest in CDOs that are subordinate to other classes; and (d) the risk that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. The use of CDOs may result in losses to a Portfolio.

Convertible Securities Risk: A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and, in addition, fluctuates in relation to the underlying common stock. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security generally is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a Portfolio in convertible debt securities may not be subject to any ratings restrictions, but a Portfolio’s investment manager will consider ratings, and any changes to ratings, in its determination of whether the Portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. In addition, because companies that issue convertible securities are often small- or mid-cap companies, to the extent a Portfolio invests in convertible securities, it will be subject to the risks of investing in these companies. The securities of small- and mid-cap companies are often more volatile and less liquid than the securities of larger companies. Convertible securities are normally “junior” securities, which means an issuer usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and a Portfolio could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stock holders but after holders of any senior debt obligations of the company. To the extent a Portfolio invests in securities that may be considered “enhanced” convertible securities, some or all of these risks may be more pronounced.

Credit Risk: A Portfolio is subject to the risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the

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counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. However, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Credit ratings also may be influenced by conflicts of interest. Credit ratings represent a rating agency’s opinion regarding the quality of a security and are not a guaranty of quality. The downgrade of the credit rating of a security may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. When a fixed income security is not rated, an investment manager may have to assess the risk of the security itself. In addition, proposed legislation and regulations to reform rating agencies could adversely impact a Portfolio’s investments or investment process.

Derivatives Risk: A derivative instrument is an investment contract, the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate, index or event (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). Derivatives include futures, options, options on futures, forward contracts, swaps and structured securities. Investing in derivatives involves investment techniques and risks different from, and in some respects greater than, those associated with traditional securities and may involve increased transaction costs. The successful use of derivatives will usually depend on the Adviser’s or a Sub-Adviser’s ability to accurately forecast movements in the market relating to the underlying asset, reference rate, index or event. If the Adviser or a Sub-Adviser does not predict correctly the direction of asset prices, interest rates and other economic factors, a Portfolio’s derivatives position could lose value. A Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns. Changes in the value of a derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index, and a Portfolio could lose more than the principal amount invested. Derivatives also may be subject to certain other risks such as leveraging risk, liquidity risk, interest rate risk, market risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, management risk and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by a Portfolio, especially in abnormal market conditions. The use of derivatives may increase the volatility of a Portfolio’s net asset value. Derivatives may be leveraged such that a small investment can have a significant impact on a Portfolio’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain. It may be difficult or impossible for a Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. In addition, the possible lack of a liquid secondary market for certain derivatives, and the resulting inability of a Portfolio to sell or otherwise close out a derivatives position, could expose the Portfolio to losses and could make such derivatives more difficult for the Portfolio to value accurately. Assets segregated to cover these transactions may decline in value, may become illiquid, and are not available to meet redemptions. The need to segregate assets could limit a Portfolio’s ability to pursue other opportunities as they arise. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. A Portfolio also could suffer unlimited losses related to its derivatives positions as a result of unanticipated market movements if, for example, the position is on the short (sell) side of a futures transaction or the Portfolio is acting as the grantor of an option. A Portfolio also may be exposed to losses if the counterparty in the transaction does not fulfill its contractual obligation. In addition, derivatives traded over-the-counter that are uncleared do not benefit from the protections provided by exchanges and central counterparties (derivatives clearing organizations and clearing corporations) in the event that a counterparty is unable to fulfill its contractual obligation. Such uncleared over-the-counter derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives that are cleared by a central counterparty. When a derivative is used as a hedge against a position that a Portfolio holds, any loss generated by the derivative should generally be offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that a Portfolio’s hedging transactions will be effective. Also, suitable derivative transactions may not be available in all circumstances. There can be no assurance that a Portfolio will engage in derivative transactions to reduce exposure to other risks when that might be beneficial.

The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income a Portfolio realizes from its investments. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. The federal income tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service. There have been numerous recent legislative and regulatory initiatives to implement a new regulatory framework for the derivatives markets. The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) substantially increased regulation of the over-the-counter derivatives market and participants in that market, imposing various requirements on transactions involving instruments that fall

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within the Dodd-Frank Act’s definition of “swap” and “security-based swap.” In particular, the Dodd-Frank Act may limit the availability of certain derivatives, may make the use of derivatives by a Portfolio more costly, and may otherwise adversely impact the performance and value of derivatives. Under the Dodd-Frank Act, a Portfolio also may be subject to additional recordkeeping and reporting requirements. Other future regulatory developments may also impact a Portfolio’s ability to invest, or remain invested, in certain derivatives. For example, future regulations may require a Portfolio to comply with specific exposure or position limitations and may impose additional requirements on the assets used to cover the Portfolio’s derivatives transactions. The Adviser or a Sub-Adviser may also make trading decisions for other portfolios and clients that may restrict the amount of trading it may engage in on behalf of a Portfolio. Legislation or regulation may also change the way in which a Portfolio itself is regulated. There can be no assurance that any new governmental regulation will not adversely affect a Portfolio’s ability to achieve its investment objective.

Distressed Companies Risk: A Portfolio may invest in distressed debt securities, including loans, bonds and notes, many of which are not publicly traded and may involve a substantial degree of risk. Debt obligations of distressed companies typically are unrated, lower-rated or close to default. Distressed debt securities include securities of companies that are in financial distress and that may be in or about to enter bankruptcy. In certain periods, there may be little or no liquidity in the markets for these securities. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be difficult to obtain financial information regarding the financial condition of a borrower or issuer, and its financial condition may change rapidly. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than expected. A Portfolio may lose a substantial portion or all of its investment or it may be required to accept cash or securities with a value less than the Portfolio’s original investment in such securities. Defaulted debt securities involve risks such as the possibility of complete loss of the investment where the issuer does not restructure to enable it to resume principal and interest payments. If the issuer of a security held by a Portfolio defaults, the Portfolio may experience a significant or complete loss on the security. Securities tend to lose much of their value before the issuer defaults. The Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Dividend Risk: Dividends received on common stocks are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the companies in which a Portfolio invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time. Securities that pay dividends may be sensitive to changes in interest rates, and as interest rates rise, the prices of such securities may fall. A sharp rise in interest rates, or other market downturn, could result in a decision to decrease or eliminate a dividend.

Dollar Roll and Sale-Buyback Transactions: Dollar roll and sale-buyback transactions may increase a Portfolio’s volatility and may be viewed as a form of leverage. There is also a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Portfolio.

Energy Sector Risk: The energy sector is cyclical and highly dependent on commodities prices. The market values of companies in the energy sector could be adversely affected by, among other factors, the levels and volatility of global energy prices, commodity price volatility, energy supply and demand, changes in exchange rates and interest rates, imposition of import controls, increased competition, capital expenditures on and the success of exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments, tax treatment and labor relations. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this industry. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of civil liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Any such event could have serious consequences for the general population of the area affected and result in a material adverse impact to a Portfolio’s holdings and the performance of a Portfolio. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities generally have greater price volatility than fixed-income securities.

ESG Considerations Risk: Consideration of environmental, social and governance (“ESG”) factors in the investment process may limit the types and number of investment opportunities available to a Portfolio, and therefore carries the risk that, under certain market

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conditions, the Portfolio may underperform funds that do not consider ESG factors. The integration of ESG considerations may affect a Portfolio’s exposure to certain sectors or types of investments and may impact a Portfolio’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Sub-Adviser’s assessment of a company’s ESG performance may change over time, which could cause a Portfolio to temporarily hold securities that do not comply with the Portfolio’s responsible investment principles. In evaluating a company, the Sub-Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Sub-Adviser to incorrectly assess a company’s ESG performance. Successful application of a Portfolio’s ESG considerations will depend on the Sub-Adviser’s skill in properly identifying and analyzing material ESG issues.

Exchange-Traded Funds (“ETFs”) Risk: A Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in a Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, a Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. A Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The extent to which the investment performance and risks associated with a Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary. ETFs may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to sell its investment in an ETF at a time and price that is unfavorable to the Portfolio.

In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that such an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. Imperfect correlation between an ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an ETF’s performance not to match the performance of its index. An ETF’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the index it seeks to track. As a result, an adverse development respecting an issuer of securities held by the ETF could result in a greater decline in net asset value than would be the case if the ETF held all of the securities in the index. To the extent the assets in the ETF are smaller, these risks will be greater. No ETF fully replicates its index and an ETF may hold securities not included in its index. Therefore, there is a risk that the investment strategy of the ETF manager may not produce the intended results.

Moreover, there is the risk that an ETF may value certain securities at a price higher than the price at which it can sell them. Secondary market trading in shares of ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges and in over-the-counter markets, there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETFs could be substantially and adversely affected. In addition, because ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an ETF may be different from the net asset value of such ETF (i.e., an ETF may trade at a discount or premium to its net asset value). The performance of a Portfolio that invests in such an ETF could be adversely impacted.

Focused Portfolio Risk: A Portfolio that employs a strategy of investing in the securities of a limited number of companies, including a Portfolio that is classified as “non-diversified,” may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s NAV. To the extent that a Portfolio concentrates, or invests a higher percentage of its assets, in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Portfolio may be adversely affected by the performance of those securities, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. A Portfolio using such a focused or concentrated investment strategy may experience greater performance volatility than a Portfolio that is more broadly invested.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with, or more prevalent than those that may be associated with, investments in U.S. securities. The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Over a given period of time, foreign securities may underperform U.S. securities — sometimes for years. A Portfolio could also underperform if it invests in countries or regions

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whose economic performance falls short. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values, and it may take more time to clear and settle trades involving foreign securities. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing directly in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk: Emerging market countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. There are greater risks involved in investing in emerging market countries and/or their securities markets, and investments in these countries and/or markets are more susceptible to loss than investments in developed countries and/or markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures or intervene in the financial markets. Some emerging market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Therefore, a Portfolio may be limited in its ability to make direct or additional investments in an emerging markets country or could lose the entire value of its investment in the affected market. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a Portfolio. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable clearance and settlement, registration and custodial procedures, which could result in ownership registration being completely lost. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, and higher custodial costs. A Portfolio may not know the identity of trading counterparties, which may increase the possibility of the Portfolio not receiving payment or delivery of securities in a transaction. Emerging market countries also may be subject to high inflation and rapid currency devaluations, and currency-hedging techniques may be unavailable in certain emerging market countries. In addition, some emerging market countries may be heavily dependent on international trade, which can materially affect their securities markets. The risks associated with investing in a narrowly defined geographic area also are generally more pronounced with respect to investments in emerging market countries. Investments in frontier markets may be subject to greater levels of these risks than investments in more developed and traditional emerging markets. Investments in China A-shares are subject to trading restrictions, quota limitations, and clearing and settlement risks.

European Economic Risk: The European Union’s (the “EU”) Economic and Monetary Union (the “EMU”) requires member countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country and their economic partners. The economies of EU member countries and their trading partners may be adversely affected by changes in the exchange rate of the euro (the common currency of the EU), changes in EU or governmental regulations on trade and other areas, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact a Portfolio’s investments and cause it to lose money. In recent years, the European financial markets have been negatively impacted by concerns relating to rising government debt levels and national unemployment; possible default on or restructuring of sovereign debt in several European countries; and

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economic downturns. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe may adversely affect the euro’s exchange rate and value and may continue to impact the economies of every European country and their economic partners. In addition, uncertainties regarding the viability of the EU have impacted and may continue to impact markets in the United States and around the world. Withdrawals from the EU (or the possibility of such withdrawals or the dissolution of the EU) could cause additional and significant market disruption globally and introduce new legal and regulatory uncertainties.

In June 2016, the United Kingdom (the “UK”) voted to withdraw from the EU, commonly referred to as “Brexit.” There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known. The UK has one of the largest economies in Europe and is a major trading partner with the other EU countries and the United States. Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy, price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and declines in business and consumer spending as well as foreign direct investment. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues, which could adversely affect the value of a Portfolio’s investments.

Geographic Concentration Risk: A Portfolio that invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time. In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

International Fair Value Pricing Risk: A Portfolio that invests in foreign securities is subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time the Portfolio’s net asset value is determined. If such arbitrage attempts are successful, the Portfolio’s net asset value might be diluted. A Portfolio’s use of fair value pricing in certain circumstances (by adjusting the closing market prices of foreign securities to reflect what the Board of Trustees believes to be their fair value) may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be priced by another method that the Board of Trustees believes reflects fair value. As such, fair value pricing is based on subjective judgment and it is possible that fair value may differ materially from the value realized on a sale of a foreign security. It is also possible that use of fair value pricing will limit an investment sub-adviser’s ability to implement a Portfolio’s investment strategy (e.g., reducing the volatility of the Portfolio’s share price) or achieve its investment objective.

Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio’s foreign investments.

Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for a Portfolio to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

Settlement Risk: Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some

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period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Transaction Costs Risk: The costs of buying and selling foreign securities, including taxes, brokerage and custody costs, generally are higher than those involving domestic transactions.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Health Sciences Companies Risk: Health sciences companies can be adversely affected by, among other things, intense competitive challenges; the need for government approval to offer products and services; product obsolescence; the failure of the issuer to develop new products; the expiration of patent rights; product liability or other litigation; price controls imposed by governments; reductions in government funding; and changes in legislation or government regulations, including uncertainty regarding health care reform and how it will be implemented.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in its index or a representative sample of such securities, regardless of market trends, to track the performance of an unmanaged index of securities, whereas an actively managed Portfolio typically seeks to outperform a benchmark index. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, a Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of a Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Inflation-Indexed Bonds Risk: Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. In general, inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities may be difficult to predict and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, a Portfolio may have no income at all from such investments.

Information Technology Sector Risk: Investment risks associated with investing in the information technology sector include, in addition to other risks, the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation. Any of these factors could result in a material adverse impact on the Portfolio’s securities and the performance of the Portfolio.

Initial Public Offering (“IPO”) Risk: Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. Therefore, a Portfolio may hold IPO shares for a very short period of time. At times, a Portfolio may not be able to invest in securities issued in IPOs, or invest to the extent desired, if, for example, only a small portion of the securities being offered in an IPO are made available to the Portfolio. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Portfolios to which IPO securities are allocated increases, the number of securities allocated to any one Portfolio may decrease. To the extent a Portfolio with a small asset base invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on Portfolios with small asset bases. The impact of IPOs on such a Portfolio’s performance will likely decrease as the Portfolio’s asset size increases, which could reduce the

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Portfolio’s returns. There is no guarantee that as such a Portfolio’s assets grow it will continue to experience substantially similar performance by investing in profitable IPOs.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of a Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of a Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price Thus, the sensitivity of a Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of bonds. Changes in government monetary policy, including changes in federal tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. However, there can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, or that any such policy will have the desired effect on interest rates. Short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount.

There is a greater risk of rising interest rates than has historically been the case due to the current period of relatively low rates and the effect of government fiscal policy initiatives and potential market reaction to those initiatives. A significant or rapid rise in interest rates could result in losses to a Portfolio. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance to the extent a Portfolio is exposed to such interest rates.

Investment Grade Securities Risk: Debt securities generally are rated by national bond ratings agencies. A Portfolio considers securities to be investment grade if they are rated BBB or higher by S&P or Fitch, or Baa or higher by Moody’s or, if unrated, determined by the investment manager to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics and may possess certain speculative characteristics.

Investment Style Risk: A Portfolio may use a particular style or set of styles — for example, growth or value investing styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods.

Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. A Portfolio using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such a Portfolio also prefers companies with a competitive advantage such as unique management, marketing or research and development. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. A Portfolio using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing more heavily in one market capitalization category (large, medium or small) carries the risk that due to market conditions that category may be out of favor with investors.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it takes a short position, engages in derivatives transactions, invests collateral from securities loans or borrows money. In addition, the costs that a Portfolio pays to engage in these practices are additional costs borne by the Portfolio and could reduce or eliminate any net investment profits. Unless the profits from engaging in these practices exceed the costs of engaging in these practices, the use of leverage will diminish the investment performance of a Portfolio compared with what it would have been had

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the Portfolio not used leverage. There can be no assurance that a Portfolio’s use of any leverage will be successful. When a Portfolio utilizes certain of these practices, it must comply with certain asset segregation requirements, which at times may require the Portfolio to dispose of some of its holdings at an unfavorable time or price. The need to segregate assets also could limit a Portfolio’s ability to pursue its objectives or other opportunities as they arise.

A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be small relative to the investment exposure assumed, leaving more assets to be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that a rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses.

Liquidity Risk: The trading market for a particular investment in which a Portfolio invests, or a particular investment in which a Portfolio is invested, may become less liquid or even illiquid. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve a Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, a Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Judgment plays a greater role in valuing illiquid investments than investments with more active markets, and there is a greater risk that the investments may not be sold for the price at which a Portfolio is carrying them. A Portfolio also may not receive its proceeds from the sale of certain securities for an extended period of time. Certain securities that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can prevent a Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect a Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

In October 2016, the SEC adopted Rule 22e-4 under the Investment Company Act, which mandates certain liquidity risk management practices for open-end funds (excluding money market funds), including the Portfolios (other than EQ/Money Market Portfolio). Among other things, the rule requires open-end funds, including the Portfolios, to establish, and the Portfolios have established, a liquidity risk management program to assess, manage, and periodically review the Portfolios’ liquidity risk, based on certain factors specified in the rule. The program is intended to reduce liquidity risk, but it may not work as intended. Analyses, judgments and decisions made in connection with implementing the program may be incorrect or otherwise may not produce the desired results. In addition, changes in market conditions, which may occur rapidly and unpredictably, may adversely affect the implementation of the program. Changes related to the rule may increase a Portfolio’s expenses, may negatively affect a Portfolio’s yield and return potential, and may not reduce a Portfolio’s liquidity risk.

Loan Risk: Loan interests are subject to liquidity risk, prepayment risk (the risk that when interest rates fall, debt securities may be repaid more quickly than expected and a Portfolio may be required to reinvest in securities with a lower yield), extension risk (the risk that when interest rates rise, debt securities may be repaid more slowly than expected and the value of a Portfolio’s holdings may decrease), the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. Loan interests may be difficult to value and may have extended trade settlement periods. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force a Portfolio to liquidate other securities to meet redemptions and may present a risk that the Portfolio may incur losses in order to timely honor redemptions.

A Portfolio’s investments in loans are subject to the risk that the Portfolio will not receive payment of interest, principal and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Fully secured loans offer a Portfolio more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of a secured loan’s collateral could satisfy the borrower’s obligation or that the collateral would be readily liquidated. In addition, a Portfolio’s access to collateral may be limited by bankruptcy or other insolvency laws. In the event of a default, a Portfolio may not recover its principal, may experience a substantial delay in recovering its investment and may not receive interest during the delay. Unsecured loans are subject to a greater risk of default than secured loans, especially during periods of deteriorating economic conditions. Unsecured loans also have a greater risk of nonpayment in the event of a default than secured loans since there is no recourse for the lender to collateral. Loans in which a Portfolio may invest may be made to finance highly leveraged corporate transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loan interests may be unrated, and a

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Portfolio’s Sub-Adviser may be required to rely exclusively on its analysis of the borrower in determining whether to acquire, or to continue to hold, a loan. Loans may not be considered “securities,” and purchasers, such as a Portfolio, therefore may not have the benefit of the anti-fraud protections of the federal securities laws.

Loan agreements, which set forth the terms of a loan and the obligations of the borrower and lender, contain certain covenants that mandate or prohibit certain borrower actions, including financial covenants (or “maintenance covenants”) that dictate certain minimum and maximum financial performance levels. Certain types of loans contain fewer maintenance covenants than traditional loans (or no maintenance covenants at all) and may not include terms that permit the lender to monitor the financial performance of the borrower and declare an event of default if certain criteria are breached. This may hinder a Portfolio’s ability to reprice credit risk associated with the borrower and reduce a Portfolio’s ability to restructure a problematic loan and mitigate potential loss. As a result, a Portfolio’s exposure to losses on these types of loans may be increased, especially during a downturn in the credit cycle.

A Portfolio may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, a Portfolio normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. A Portfolio may also purchase a participation in a loan interest that is held by another party. When a Portfolio’s loan interest is a participation, the Portfolio may have less control over the exercise of remedies than the party selling the participation interest, and the Portfolio normally would not have any direct rights against the borrower. It is possible that a Portfolio could be held liable, or may be called upon to fulfill other obligations, with respect to loans in which it receives an assignment in whole or in part, or in which it owns a participation. The potential for such liability is greater for an assignee than for a participant.

Mid-Cap, Small-Cap and Micro-Cap Company Risk: A Portfolio’s investments in mid-, small- and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments, which can negatively affect their value. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their securities as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the value of securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. Mid-, small- and micro-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-, small-and micro-cap company securities tend to rise and fall in value more frequently than the prices of securities of larger companies. Although investing in mid-, small- and micro-cap companies offers potential for above-average returns, the companies may not succeed and the value of their securities could decline significantly. In general, these risks are greater for small-and micro-cap companies than for mid-cap companies. Investing more heavily in one market capitalization category (large, medium or small) carries the risk that due to market conditions that category may be out of favor with investors.

Money Market Risk: Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. Money market funds are subject to specific rules governing money market funds. These rules affect the manner in which money market funds are structured and operated and may significantly affect the money market fund industry generally and, therefore, may impact a money market fund’s expenses, operations, returns and liquidity.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to credit risk, liquidity risk, the risk of default, interest rate risk, and prepayment and extension risk, sometimes to a greater extent than various other types of fixed income investments. Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities may decrease the value of such securities, which could result in losses to a Portfolio, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, even when there is no default or threat of default, instability in the markets for mortgage-related and other asset-backed securities may reduce (at

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times, significantly) the liquidity of such securities. As a result, the value of such securities may decrease and a Portfolio may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage-related and other asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.

If a Portfolio purchases mortgage-related or other asset-backed securities that are “subordinated” to other interests in the same pool, the Portfolio, as a holder of those securities, may receive payments only after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. In addition, certain mortgage-related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The underwriting standards for subprime loans may be lower and more flexible than the standards generally used by lenders for borrowers with non-blemished credit histories with regard to the borrowers’ credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard loan. As a result, the loans in the pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by loans underwritten in a more traditional manner. In addition, changes in the values of the assets underlying the loans (if any), as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the loans in the pool than on loans originated in a more traditional manner. The risk of defaults by borrowers is generally higher in the case of asset or mortgage pools that include subprime assets or mortgages.

Payment of interest and repayment of principal, the schedule for which varies based on the terms of the loan, may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by various forms of insurance or guarantees, including letters of credit, surety bonds, or other credit or liquidity enhancements. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may lock in a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Portfolio’s having to reinvest the proceeds of the prepayments at lower interest rates. Unscheduled prepayments also would limit the potential for capital appreciation on these securities and may make them less effective than other fixed income securities as a means of “locking in” long-term interest rates, thereby reducing the Portfolio’s income. Prepayment rates are difficult to predict, and the potential impact of prepayments on the value of a mortgage-related or other asset-backed security depends on the terms of the instrument and can result in significant volatility.

Privately issued mortgage-related and other asset-backed securities may be subject to heightened liquidity risk. During periods of market stress or high redemptions, a Portfolio may be forced to sell these securities at significantly reduced prices, resulting in losses. Liquid privately issued mortgaged-related and other asset-backed securities can become illiquid during periods of market stress. Privately issued mortgage-related securities are not subject to the same underwriting standards for the underlying mortgages that are applicable to those mortgage-related securities that have U.S. government or government-sponsored enterprise (“GSE”) guarantees. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk, liquidity risk, or other underwriting characteristics than U.S. government or GSE mortgage-related securities.

Mortgage-backed securities issued in the form of collateralized mortgage obligations (“CMOs”) are collateralized by mortgage loans or mortgage pass-through securities. In periods of supply and demand imbalances in the market for CMOs or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs and other mortgage-backed securities may be structured similarly to collateralized debt obligations (“CDOs”) and may be subject to similar risks.

Multiple Sub-Adviser Risk: The Adviser may allocate a Portfolio’s assets among multiple Sub-Advisers, each of which is responsible for investing its allocated portion of the Portfolio’s assets. To a significant extent, a Portfolio’s performance will depend on the success of the Adviser in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment strategies may not work together as planned, which could adversely affect a Portfolio’s performance. In addition, because each Sub-Adviser manages its allocated portion of a Portfolio independently from another Sub-Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when a Sub-Adviser to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net

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result in the Portfolio’s holdings. Similarly, under some market conditions, one Sub-Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate for its allocated portion of the Portfolio when another Sub-Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Sub-Adviser directs the trading for its own portion of a Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Adviser seeks to allocate a Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s revenues and profits.

Natural Resources Sector Risk: The profitability of companies in the natural resources sector can be adversely affected by worldwide energy prices and other world events, limits on and the success of exploration projects, and production spending. Companies in the natural resources sector also could be adversely affected by commodity price volatility, changes in exchange rates, interest rates or inflation rates and/or investor expectations concerning such rates, changes in the supply of, or the demand for, natural resources, imposition of import controls, government regulation and intervention, civil conflict, economic conditions, increased competition, technological developments, and labor relations. In addition, companies in the natural resources sector may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as natural or man-made disasters, fire, drought, liability for environmental damage claims, and increased regulatory and environmental costs. Prices of precious metals and of precious metal related securities have historically been very volatile due to various economic, financial, social and political factors and may adversely affect the financial condition of companies involved with precious metals. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

New Portfolio Risk: Certain Portfolios may be relatively new and small with limited operating history. A new Portfolio’s performance may not represent how the Portfolio is expected to or may perform in the long-term and a Portfolio may not be successful in implementing its respective investment strategies. Portfolio performance may be lower or higher during this “ramp-up” period, and may also be more volatile, than would be the case after the Portfolio is fully invested. In addition, investment positions may have a disproportionate impact (negative or positive) on performance in new Portfolios. There can be no assurance that such Portfolios will grow to or maintain an economically viable size, which could result in a Portfolio, including a Portfolio offered by this Prospectus, being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

Non-Investment Grade Securities Risk: Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch, or Ba or lower by Moody’s or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and the reliance on credit ratings may present additional risks. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating a Portfolio’s net asset value. A Portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. If the issuer of a security is in default with respect to interest or principal payments, a Portfolio may lose its entire investment. The credit rating of a below investment grade security does not necessarily address its market value risk and may not reflect its actual credit risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Because of the risks involved in investing below investment grade securities, an investment in a Portfolio that invests substantially in such securities should be considered speculative.

Oil and Gas Sector Risk: The profitability of companies in the oil and gas sector is related to worldwide energy prices, exploration costs, and production spending. Companies in the oil and gas sector may be at risk for environmental damage claims and other types of litigation, as well as negative publicity and perception. Companies in the oil and gas sector may be adversely affected by natural disasters or other catastrophes, changes in exchange rates, interest rates, changes in prices for competitive energy services, economic conditions, tax treatment, government regulation and intervention, and unfavorable events in the regions where companies operate (e.g., expropriation, nationalization, confiscation of assets and property or imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). As a result, the value of these companies may fluctuate widely. Companies in the oil and gas sector may have significant capital investments in, or engage in transactions involving, emerging market countries,

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which may heighten these risks. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities. Preferred stock also may be less liquid than common stock. To the extent that a Portfolio invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Portfolio’s investments to decline.

Prepayment Risk and Extension Risk: Prepayment risk is the risk that the principal on securities held by a Portfolio may be paid off by the issuer more quickly than originally anticipated, and the Portfolio may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Extension risk is the risk that the principal on securities held by a Portfolio may be paid off by the issuer more slowly than originally anticipated. Rising interest rates generally result in slower payoffs, which effectively increase the duration of certain debt securities, heighten interest rate risk, and increase the magnitude of any resulting price declines.

Privately Placed and Other Restricted Securities Risk: Restricted securities, which include privately placed securities, are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Difficulty in selling securities may result in a loss or be costly to a Portfolio. The SEC has adopted Rule 144A, which is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent restricted securities held by a Portfolio qualify under Rule 144A and an institutional market develops for those securities, the Portfolio likely will be able to dispose of the securities without registering them. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Portfolio’s illiquidity. The Adviser or Sub-Adviser may determine that certain securities qualified for trading under Rule 144A are liquid. Where registration of a security is required, a Portfolio may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time the Portfolio desires to sell (and therefore decides to seek registration of) the security, and the time the Portfolio may be permitted to sell the security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Portfolio might obtain a less favorable price than prevailed when it desired to sell. The risk that securities may not be sold for the price at which a Portfolio is carrying them is greater with respect to restricted securities than it is with respect to registered securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing a Portfolio’s net asset value.

Real Estate Investing Risk: Real estate-related investments may decline in value as a result of factors affecting the overall real estate industry. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation and government actions, such as tax law changes, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. Real estate investment trusts (REITs) generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. The risk of defaults is generally higher in the case of mortgage pools that include subprime mortgages involving borrowers with blemished credit histories. Operating REITs requires specialized management skills, and a Portfolio that invests in REITs indirectly bears REIT management and administration expenses along with the direct expenses of the Portfolio. Individual REITs may own a limited number of

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properties and may concentrate in a particular region or property type. Domestic REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass through of net investment income and net realized gains distributed to shareholders. Failure to meet these requirements may have adverse consequences on an investing Portfolio. Similar treatment may also apply to REIT-like entities under the laws of the countries in which they were formed. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

Redemption Risk: A Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Repurchase Agreements Risk: Repurchase agreements carry certain risks, including risks that are not associated with direct investments in securities. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, a Portfolio would look to the collateral underlying the seller’s repurchase agreement, including the securities or other obligations subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Portfolio. A Portfolio’s right to liquidate the securities or other obligations subject to the repurchase agreement in the event of a default by the seller could involve certain costs and delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price (e.g., due to transactions costs or a decline in the value of the collateral), the Portfolio could suffer a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred.

Risks Related to Investments in Underlying ETFs: A Portfolio that invests in Underlying ETFs will indirectly bear fees and expenses paid by those Underlying ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying ETFs, as well as the ability of the Underlying ETFs to generate favorable performance. The Underlying ETFs’ investment programs may not be complementary, which could adversely affect a Portfolio’s performance. In addition, the Portfolio’s net asset value is subject to fluctuations in the market values of the Underlying ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the Underlying ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying ETFs to meet their investment objectives. In addition, because each Underlying ETF is managed independently, the same security may be held by different Underlying ETFs, or may be acquired for one portfolio at a time when another portfolio deems it appropriate to dispose of the security, resulting in higher indirect expenses without accomplishing any net investment result. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying ETF, which will vary. The Underlying ETFs may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to sell its investment in an Underlying ETF at a time and price that is unfavorable to the Portfolio.

In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that such an Underlying ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. Imperfect correlation between an Underlying ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an Underlying ETF’s performance not to match the performance of its index. An Underlying ETF’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the index it seeks to track. As a result, an adverse development respecting an issuer of securities held by the Underlying ETF could result in a greater decline in net asset value than would be the case if the Underlying ETF held all of the securities in the index. To the extent the assets in the Underlying ETF are smaller, these risks will be greater. No ETF fully replicates its index, and an Underlying ETF may hold securities not included in its index. Therefore, there is a risk that the investment strategy of the Underlying ETF manager may not produce the intended results.

Moreover, there is the risk that an Underlying ETF may value certain securities at a price higher than the price at which it can sell them. Secondary market trading in shares of Underlying ETFs may be halted

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by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges and in over-the-counter markets, there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the Underlying ETFs could be substantially and adversely affected. In addition, because Underlying ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an Underlying ETF may be different from the net asset value of such ETF (i.e., an Underlying ETF may trade at a discount or premium to its net asset value). The performance of a Portfolio that invests in such an ETF could be adversely impacted.

Science and Technology Industry Risk: Investment risks associated with investing in science and technology securities, which can negatively affect their value, include, in addition to other risks, operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants and obsolescence of existing technology. In addition, these securities may be impacted by commodity and energy prices, which can be volatile and may increase the volatility of these securities.

Sector Risk: To the extent a Portfolio invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect that sector, industry, or sub-sector. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. A Portfolio’s performance could also be affected if the sector, industry, or sub-sector does not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.

Securities Lending Risk: A Portfolio may lend its portfolio securities to broker-dealers approved by the Board of Trustees to seek income. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. government or its agencies, or a standby letter of credit issued by qualified banks. The risks of lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser (or the Sub-Adviser, as the case may be), the consideration to be earned from such loans would justify the risk.

Short Position Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains. Short sales involve greater reliance on an investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, a Portfolio could be deemed to be employing a form of leverage, which creates special risks. A Portfolio’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Portfolio’s overall potential for loss more than it would be without the use of leverage. Market factors may prevent a Portfolio from closing out a short position at the most desirable time or at a favorable price. In addition, a lender of securities may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice. If this happens, the Portfolio may have to buy the securities sold short at an unfavorable price, which will potentially reduce or eliminate any gain or cause a loss to the Portfolio. When a Portfolio is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, a Portfolio may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) or may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit a Portfolio’s ability to pursue other opportunities as they arise.

Sovereign Debt Securities Risk: Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt for a variety of reasons including, for example, cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for

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more time in which to pay or for further loans. In addition, there are generally no bankruptcy proceedings similar to those in the U.S. by which defaulted sovereign debt obligations may be collected and there may be few or no effective legal remedies for collecting on such debt. Sovereign debt risk is increased for emerging market issuers. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulties in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.

Special Situations Risk: A Portfolio may seek to benefit from “special situations,” such as acquisitions, mergers, consolidations, bankruptcies, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or an acquisition, merger, consolidation, bankruptcy, liquidation, reorganization or restructuring proposal sell at a premium to their historic market price immediately prior to the announcement of the transaction. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also possible that a Sub-Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period. A Portfolio’s return also could be adversely impacted to the extent that a Sub-Adviser’s strategies fail to identify companies for investment by the Portfolio that become the subject of a merger or similar transaction that results in an increase in the value of the securities of those companies. Moreover, publicly announced mergers and similar types of transactions may be renegotiated or terminated, in which case a Portfolio may lose money. In addition, if a transaction takes longer time to close than a Sub-Adviser originally anticipated, a Portfolio may realize a lower-than-expected rate of return. In some circumstances, the securities purchased may be illiquid making it difficult for the Portfolio to dispose of them at an advantageous price.

Technology Sector Risk: The value of the shares of a Portfolio that invests primarily in technology companies is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technology evolves, large and rapid price movements resulting from competition, rapid obsolescence of products and services and short product cycles. Many technology companies are small and at an earlier stage of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

U.S. Government and Government-Sponsored Enterprises (“GSE”) Securities Risk: Securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae)) and GSEs (such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac)), are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and repayment of principal when held to maturity. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to a Portfolio. Securities issued or guaranteed by GSEs, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, GSEs may not have the funds to meet their payment obligations in the future. Further, any government guarantees on U.S. government securities that a Portfolio owns extend only to the timely payment of interest and repayment of principal on the securities themselves and do not extend to the market value of the securities or to shares of the Portfolio.

Utilities Concentration Risk: The utilities sector in general is subject to significant governmental regulation and review, which may result in limitations or delays with regard to changes in the rates that companies in this sector charge their customers. Other risk factors that may affect utility companies include the risk of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and safety regulations; the potential impact of natural or man-made disasters; difficulties in obtaining natural gas or other key inputs; risks related to the construction and operation of power plants; the effects of energy conservation and the effects of regulatory changes. Any of these factors could result in a material adverse impact on a Portfolio’s securities and the performance of the Portfolio. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

Variable and Floating Rate Securities Risk: The market prices of securities with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of securities with fixed interest rates. Variable and floating rate securities may decline in value if market interest rates or interest rates paid by such securities do not move as expected. Conversely, variable

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and floating rate securities will not generally rise in value if market interest rates decline. Certain types of floating rate securities, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.

Certain variable and floating rate securities have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects a Portfolio from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the security, and a Portfolio may not benefit from increasing interest rates for a significant period of time. Rates on certain variable rate securities typically reset only periodically. As a result, changes in prevailing interest rates, particularly sudden and significant changes, can cause some fluctuations in a Portfolio’s value to the extent that it invests in variable rate securities.

Volatility Management Risk: The Adviser (or a Sub-Adviser, as the case may be) from time to time may employ various volatility management techniques or make short-term adjustments to a Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing certain Portfolios. Although these actions are intended to reduce the overall risk of investing in a Portfolio, they may not work as intended and may result in losses by a Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when a Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser (or a Sub-Adviser). Volatility is a statistical measure of the magnitude of changes in a portfolio’s returns. A higher volatility level generally indicates higher risk and often results in more frequent and sometimes significant changes in a portfolio’s returns. The result of a Portfolio’s volatility management strategy will be subject to the Adviser’s (or a Sub-Adviser’s) ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser (or a Sub-Adviser) to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of a Portfolio’s volatility management strategy also will be subject to the Adviser’s (or a Sub-Adviser’s) ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser (or a Sub-Adviser) may be unable to execute the volatility management strategy in a timely manner or at all. The Adviser (or a Sub-Adviser) uses proprietary modeling tools to implement a Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose a Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Adviser (or a Sub-Adviser) from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose a Portfolio to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by a Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. When equity exposure is reduced, a lack of correlation between the changes in the value of the futures contracts or other instruments used in connection with the volatility management strategy and the value of a Portfolio’s other equity investments (if any) being hedged could result in losses. Any one or more of these factors may prevent a Portfolio from achieving the intended volatility management or could cause a Portfolio to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit a Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in a Portfolio, may result in underperformance by a Portfolio. For example, if a Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. A Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used. In addition, the Adviser and its insurance company affiliates manage or advise other funds and accounts that engage in and compete for transactions in the same types of securities and instruments (such as futures contracts) as a Portfolio. Such transactions could affect the prices and availability of the securities and instruments in which a Portfolio invests, directly or indirectly, and could have an adverse impact on a Portfolio’s performance. Consistent with its fiduciary duties, the Adviser seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk: When-issued and delayed delivery securities and forward commitments involve the risk that the security the Portfolio buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the

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transaction will not meet its obligation. If this occurs, the Portfolio may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Zero Coupon and Pay-in-Kind Securities Risk: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Additional Information about Risks: Additional information that may be associated with a Portfolio’s principal risks but that may not be principal to a Portfolio’s investment strategies follows:

Banking Industry Sector Risk: To the extent a Portfolio invests in the banking industry, it is exposed to the risks generally associated with such industry, including interest rate risk, credit risk and the risk that regulatory developments relating to the banking industry may affect its investment. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

Concentration Risk: If an Underlying Portfolio or Underlying ETF concentrates, or invests a higher percentage of its assets, in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, that Underlying Portfolio or Underlying ETF may be adversely affected by the performance of those securities, may be subject to increased price volatility, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.

Counterparty Risk: A Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance or non-performance by, another party to a transaction.

Financial Services Sector Risk: To the extent a Portfolio invests in the financial services sector, the value of the Portfolio’s shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

Industrials Sector Risk: The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand changes related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Global events and changes in government regulations, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies in this sector tend to rely to a significant extent on government demand for their products and services.

Inverse Floaters Risk: Inverse floaters, are fixed income securities with a floating or variable rate of interest (i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals). Inverse floaters have interest rates that tend to move in the opposite direction as the specified market rates or indices and may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate, while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floater collateralized mortgage obligations (“CMOs”) exhibit greater price volatility than the majority of mortgage-related securities. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Municipal Securities Risk: Municipal securities risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities.

Quantitative Investing Risk: A portfolio of securities selected using quantitative analysis may underperform the market as a whole or a portfolio of securities selected using a different investment approach, such as fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model. Data for some companies, particularly for non-U.S. companies, may be less available and/or less current than data for other companies. There may also be errors in the computer code for the quantitative model or in the model itself, or issues relating to the computer systems used to screen securities. A Portfolio’s securities selection can be adversely affected if it relies on erroneous or outdated data or flawed models or computer systems. As a result, a Portfolio may have a lower return than if the Portfolio were managed using a fundamental analysis or an index-based strategy that did not incorporate quantitative analysis.

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Risks of Investing in Other Investment Companies: A Portfolio that invests in other investment companies will indirectly bear fees and expenses paid by those investment companies, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset values of the other investment companies in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the other investment companies invest, and the ability of the Portfolio to meet its investment objective will depend, to a significant degree, on the ability of the other investment companies to meet their objectives. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular investment company will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the investment company, which will vary. The other investment companies may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the investment company at a time and price that is unfavorable to the Portfolio.

Securities Selection Risk: The securities selected for a Portfolio may not perform as well as other securities that were not selected for a Portfolio. As a result, a Portfolio may underperform the markets, its benchmark index(es) or other funds with the same objective or in the same asset class.

Structured Securities Risk: Because structured securities of the type in which the Portfolio may invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. A Portfolio may invest in a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Portfolio’s investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

Tax Risk: A Portfolio is subject to the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes and commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Portfolio’s taxable income or gains and distributions.

Unrated Debt Securities Risk: Unrated debt securities determined by the investment manager to be of comparable quality to rated securities may be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers.

Unseasoned Companies Risk: Unseasoned companies are companies that have been in operation for less than three years, including operations of any predecessors. These securities may have limited liquidity and their prices may be very volatile.

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Benchmarks and other Indexes

The performance of each of the Trust’s Portfolios as shown in the section “About the Investment Portfolios” is compared to that of a broad-based securities market index, an index of funds with similar investment objectives and/or a blended index. Each of the Portfolios’ annualized rates of return is net of: (i) its investment management fees; and (ii) its other expenses. These rates are not the same as the actual return you would receive under your Contract.

Broad-based securities market indexes are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities market indexes are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities market index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

The Adviser has created one or more custom benchmarks to show how a Portfolio’s performance compares with the returns of a volatility managed index or indexes.

In addition, as discussed in this Prospectus, certain Portfolios (or portions thereof) seek to track the total return performance (before fees and expenses) of a particular index. The following provides additional information about these indexes, as well.

ICE BofAML 3-Month U.S. Treasury Bill Index measures the returns of negotiable debt obligations issued by the U.S. government and backed by its full faith and credit, having a maturity of three months.

International Proxy Index is a hypothetical combination of unmanaged indexes. The composite or “blended” index combines the total return of the DJ EuroSTOXX 50® Index at a weighting of 40%, the FTSE 100 Index at a weighting of 25%, the TOPIX Index at a weighting of 25% and the S&P/ASX 200 Index at a weighting of 10%.

Morgan Stanley Capital International (MSCI) EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. It is market-capitalization weighted.

“Blended” performance numbers assume a static mix of the indexes. The Adviser believes that these indexes reflect more closely the market sectors in which the Portfolio invests.

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4. Management of the Trust

This section gives you information on the Trust, the Adviser and the Sub-Advisers for the Portfolios.

The Trust

The Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The Trust’s Board of Trustees is responsible for the overall management of the Trust and the Portfolios. The Trust issues shares of beneficial interest that are currently divided among one hundred and nine (109) Portfolios, fifty-five (55) of which are authorized to issue Class IA, Class IB and Class K shares, fifty (50) of which are authorized to issue Class IB and Class K shares, and four (4) of which are authorized to issue Class K shares. This Prospectus describes the Class IA and Class IB shares of four (4) Portfolios. Each Portfolio has its own investment objective, investment strategies and risks, which have been previously described in this Prospectus.

The Trust’s Board of Trustees oversees generally the operations of the Portfolios. The Trust enters into contractual arrangements with various parties, including among others, the Adviser, Sub-Advisers, custodian, and accountants, who provide services to the Portfolios. Shareholders are not parties to any such contractual arrangements and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This Prospectus provides information concerning the Portfolios that you should consider in determining whether to purchase Portfolio shares. Neither this Prospectus nor the Statement of Additional Information is intended, or should be read, to be or create an agreement or contract between the Trust or a Portfolio and any shareholder, or to create any right in any shareholder or other person other than any rights under federal or state law that may not be waived.

The Adviser

FMG LLC, 1290 Avenue of the Americas, New York, New York 10104, is the Adviser to each Portfolio. FMG LLC is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. FMG LLC also is registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended, and serves as a CPO with respect to the EQ/Franklin Small Cap Value Managed Volatility Portfolio, EQ/Franklin Balanced Managed Volatility Portfolio, EQ/Global Equity Managed Volatility Portfolio, EQ/Goldman Sachs Moderate Growth Allocation Portfolio, EQ/Goldman Sachs Growth Allocation Portfolio, EQ/International Core Managed Volatility Portfolio, EQ/International Value Managed Volatility Portfolio, EQ/Invesco Moderate Allocation Portfolio, EQ/Large Cap Core Managed Volatility Portfolio, EQ/Large Cap Growth Managed Volatility Portfolio, EQ/Large Cap Value Managed Volatility Portfolio, EQ/Mid Cap Value Managed Volatility Portfolio, EQ/Templeton Global Equity Managed Volatility Portfolio, EQ/500 Managed Volatility Portfolio, ATM Large Cap Managed Volatility Portfolio, EQ/400 Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio, EQ/2000 Managed Volatility Portfolio, ATM Small Cap Managed Volatility Portfolio, EQ/International Managed Volatility Portfolio, and ATM International Managed Volatility Portfolio. FMG LLC currently claims an exclusion (under CFTC Rule 4.5) from registration as a CPO with respect to each of the other Portfolios offered by this Prospectus. Being subject to dual regulation by the SEC and the CFTC may increase compliance costs and may affect Portfolio returns. FMG LLC is a wholly-owned subsidiary of AXA Equitable. AXA Equitable is an indirect wholly-owned subsidiary of AXA Equitable Holdings, Inc. (“AEH”), which is a publicly-owned company. FMG LLC serves as the investment adviser to mutual funds and other pooled investment vehicles, and had approximately $101.6 billion in assets under management as of December 31, 2018.

The Adviser provides or oversees the provision of all investment advisory, portfolio management and administrative services to the Portfolios. The Adviser has supervisory responsibility for the management and investment of each Portfolio’s assets and develops the investment objectives and investment policies for the Portfolios. The Adviser also has full discretion to make all determinations with respect to the investment of a Portfolio’s assets. As further discussed below, the Adviser’s management responsibilities include the selection and monitoring of Sub-Advisers. In addition, the Adviser is responsible for the management of certain Portfolios’ investments in ETFs.

With respect to the ATM and Hybrid Portfolios, in addition to its managerial responsibilities, the Adviser is responsible for determining the allocation of assets between actively and passively managed portions of the Portfolios, developing and overseeing the proprietary research model used to manage the portions of the Portfolios, and ensuring that asset allocations are consistent with the guidelines that have been approved by the Trust’s Board of Trustees. With respect to the ATM Portfolios and certain of the Hybrid Portfolios, the Adviser also is responsible for developing and overseeing the proprietary research model used to manage the equity exposure of the Portfolios. With respect to certain of the Hybrid Portfolios, the Adviser also is responsible for advising the ETF Allocated Portions of the Portfolios (including selecting Underlying ETFs in which the Portfolios invest).

The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

The Adviser selects Sub-Advisers to manage a Portfolio’s assets by utilizing a due diligence process covering a number of key factors which include, but are not limited to, the Sub-Adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other Sub-Advisers (if any) retained for other allocated portions of the Portfolio.

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The Adviser plays an active role in monitoring each Portfolio’s (or portion thereof) and Sub-Adviser and uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Adviser also monitors each Sub-Adviser’s portfolio management team to determine whether its investment activities remain consistent with a Portfolio’s (or portion thereof’s) investment style and objectives.

Beyond performance analysis, the Adviser monitors significant changes that may impact a Sub-Adviser’s overall business. The Adviser monitors continuity in each Sub-Adviser’s operations and changes in investment personnel and senior management. The Adviser performs due diligence reviews with each Sub-Adviser no less frequently than annually.

The Adviser obtains detailed, comprehensive information concerning Portfolio (or portion thereof) and Sub-Adviser performance and Portfolio (or portion thereof) operations that is used to supervise and monitor the Sub-Advisers and Portfolio (or portion thereof) operations. The Adviser has a dedicated team responsible for conducting ongoing investment reviews with each Sub-Adviser and for developing the criteria by which Portfolio (or portion thereof) performance is measured.

The Adviser selects Sub-Advisers from a pool of candidates, including its affiliates, to manage the Portfolios (or portions thereof). The Adviser may hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Trust’s Board of Trustees. The Adviser also may allocate a Portfolio’s assets to additional Sub-Advisers subject to the approval of the Trust’s Board of Trustees and has discretion to allocate each Portfolio’s assets among a Portfolio’s current Sub-Advisers. The Adviser recommends Sub-Advisers for a Portfolio to the Trust’s Board of Trustees based upon its continuing quantitative and qualitative evaluation of each Sub-Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Sub-Adviser, and the Adviser does not expect to recommend frequent changes of Sub-Advisers.

If the Adviser hires, terminates or replaces a Sub-Adviser to a Portfolio or adjusts the asset allocation among Sub-Advisers in a Portfolio the affected Portfolio may experience a period of transition during which the securities held in the Portfolio may be repositioned in connection with the change in Sub-Adviser(s). A Portfolio may not pursue its principal investment strategies during such a transition period and may incur increased brokerage commissions and other transaction costs in connection with the change(s). Generally, transitions may be implemented before or after the effective date of the new Sub-Adviser’s appointment as a sub-adviser to the Portfolio, and may be completed in several days to several weeks, depending on the particular circumstances of the transition. In addition, as described in “Investments, Risks and Performance” above for each Portfolio, the past performance of a Portfolio is not necessarily an indication of future performance. This may be particularly true for any Portfolio that has undergone Sub-Adviser changes and/or changes to the investment objective or policies of the Portfolio.

A committee of FMG LLC investment personnel is primarily responsible for (i) selecting, monitoring and overseeing each Portfolio’s Sub-Adviser(s); (ii) determining the allocation of assets between the actively and passively managed portions of and developing and overseeing the proprietary modeling tools used to manage the portions of the EQ/Global Equity Managed Volatility Portfolio, EQ/International Core Managed Volatility Portfolio, EQ/International Value Managed Volatility Portfolio, EQ/Large Cap Core Managed Volatility Portfolio, EQ/Large Cap Growth Managed Volatility Portfolio, EQ/Large Cap Value Managed Volatility Portfolio, EQ/Mid Cap Value Managed Volatility Portfolio, EQ/Franklin Balanced Managed Volatility Portfolio, EQ/Franklin Small Cap Value Managed Volatility Portfolio, EQ/Morgan Stanley Small Cap Growth Portfolio, EQ/Templeton Global Equity Managed Volatility Portfolio, EQ/ClearBridge Select Equity Managed Volatility Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/Global Bond PLUS Portfolio, EQ/Quality Bond PLUS Portfolio, Multimanager Aggressive Equity Portfolio, Multimanager Core Bond Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio, Multimanager Technology Portfolio, EQ/500 Managed Volatility Portfolio, ATM Large Cap Managed Volatility Portfolio, EQ/400 Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio, EQ/2000 Managed Volatility Portfolio, ATM Small Cap Managed Volatility Portfolio, EQ/International Managed Volatility Portfolio, ATM International Managed Volatility Portfolio and ensuring that asset allocations are consistent with the guidelines that have been approved by the Trust’s Board of Trustees; (iii) developing and overseeing the proprietary modeling tools used to manage the equity exposure of the EQ/Global Equity Managed Volatility Portfolio, EQ/International Core Managed Volatility Portfolio, EQ/International Value Managed Volatility Portfolio, EQ/Large Cap Core Managed Volatility Portfolio, EQ/Large Cap Growth Managed Volatility Portfolio, EQ/Large Cap Value Managed Volatility Portfolio, EQ/Mid Cap Value Managed Volatility Portfolio, EQ/Franklin Balanced Managed Volatility Portfolio, EQ/Franklin Small Cap Value Managed Volatility Portfolio, EQ/ClearBridge Select Equity Managed Volatility Portfolio, EQ/Templeton Global Equity Managed Volatility Portfolio, EQ/500 Managed Volatility Portfolio, ATM Large Cap Managed Volatility Portfolio, EQ/400 Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio, EQ/2000 Managed Volatility Portfolio, ATM Small Cap Managed Volatility Portfolio, EQ/International Managed Volatility Portfolio, ATM International Managed Volatility Portfolio and (iv) managing the ETF Allocated Portion of and the modeling tools used to manage the ETF Allocated Portion of each of the EQ/International Value Managed Volatility Portfolio, EQ/Large Cap Core Managed Volatility Portfolio, EQ/Large Cap Growth Managed Volatility Portfolio, EQ/Large Cap Value Managed Volatility Portfolio, EQ/Mid Cap Value Managed Volatility Portfolio, EQ/Global Bond PLUS Portfolio, and Multimanager Technology Portfolio.

Kenneth T. Kozlowski, CFP®, ChFC, CLU has served as Executive Vice President and Chief Investment Officer of FMG LLC since June 2012 and as Managing Director of AXA Equitable since September 2011. He was Senior Vice President of FMG LLC from May 2011 to June 2012 and a Vice President of AXA Equitable from February 2001 to August 2011. Since

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2003, Mr. Kozlowski has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds of funds currently managed by FMG LLC and for the ETF Allocated Portions since May 25, 2007.

Alwi Chan, CFA® has served as Senior Vice President and Deputy Chief Investment Officer of FMG LLC since June 2012 and as Lead Director of AXA Equitable since February 2007. He served as Vice President of FMG LLC from May 2011 to June 2012. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable.

Xavier Poutas, CFA® has served as an Assistant Portfolio Manager of FMG LLC since May 2011 and as Lead Director of AXA Equitable since October 2018. From October 2013 to September 2018 he was a Senior Director, and from November 2008 to September 2013 he was a Director, of AXA Equitable. He joined FMG LLC in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for the funds of funds managed by FMG LLC.

Miao Hu, CFA® has served as an Assistant Portfolio Manager of FMG LLC since April 2016. She has served as a Director of Portfolio Analytics of FMG LLC since December 2014. She joined AXA Equitable as a Lead Manager in November 2013. Prior to joining FMG LLC, she was an Associate Content Manager at Factset from January 2012 to November 2013.

Kevin McCarthy has served as an Assistant Portfolio Manager of FMG LLC and a Director of AXA Equitable since December 2018. He served as a Lead Manager of AXA Equitable from August 2015 to November 2018. He is manager of the asset allocation strategy for funds of funds managed by FMG LLC. Prior to joining AXA Equitable, he was a Senior Quantitative Analyst at Aviva Investors from October 2013 to August 2015.

Information about each portfolio manager’s compensation, other accounts he or she manages, and his or her ownership of securities of the Portfolios is available in the Portfolios’ SAI.

The Adviser has received an exemptive order from the SEC to permit it and the Trust’s Board of Trustees to hire, terminate and replace Sub-Advisers and to amend the sub-advisory agreements between the Adviser and the Sub-Advisers without obtaining shareholder approval. Accordingly, the Adviser is able, subject to the approval of the Trust’s Board of Trustees, to hire, terminate and replace Sub-Advisers and to amend sub-advisory agreements without obtaining shareholder approval. If a new Sub-Adviser is retained for a Portfolio, shareholders will receive notice of such action. However, the Adviser may not enter into a sub- advisory agreement with an “affiliated person” of the Adviser (as that term is defined in the 1940 Act) (“Affiliated Sub-Adviser”), such as AllianceBernstein L.P., AXA Investment Managers, Inc., and AXA Rosenberg Investment Management LLC, unless the sub-advisory agreement with the Affiliated Sub-Adviser, including compensation, is also approved by the affected Portfolio’s shareholders.

AXA S.A. (“AXA”), a French insurance holding company, formerly owned all of the outstanding shares of common stock of AEH, which is the indirect parent company of FMG LLC. On May 14, 2018, AXA sold approximately 24.5% of the outstanding shares of AEH via an initial public offering (“IPO”) on the New York Stock Exchange. Contemporaneously with the IPO, AXA sold mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to approximately 7% of the outstanding shares of common stock of AEH. AXA retains ownership of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

AXA anticipates selling all of its remaining interest in AEH — and, indirectly, FMG LLC — through a series of sales of AEH’s common stock (the “Sell-Down Plan”) over time. On November 20, 2018 and March 20, 2019, as part of the Sell-Down Plan, AXA announced the completion of further secondary offerings of common stock of AEH and the sale by AXA to AEH of common stock of AEH. As a result of the secondary offerings and the share buybacks, AXA is no longer a majority shareholder of AEH. AEH continues to be a publicly traded U.S. company. It is possible that AXA’s further divestment of AEH may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated as part of the Sell-Down Plan would result in the automatic termination of (i) the investment advisory agreements between the Portfolios and FMG LLC, (ii) the investment sub-advisory agreements between FMG LLC and each of the Affiliated Sub-Advisers with respect to each Portfolio sub-advised by an Affiliated Sub-Adviser, and (iii) the investment sub-advisory agreements between FMG LLC and each of the unaffiliated Sub-Advisers with respect to each Portfolio sub-advised by an unaffiliated Sub-Adviser. To ensure that FMG LLC and the Sub-Advisers may continue to provide advisory and sub-advisory services to the Portfolios without interruption, the Board approved new investment advisory and, as applicable, investment sub-advisory agreements for the Portfolios in connection with the Sell-Down Plan.

Shareholders of each Portfolio have approved new investment advisory and, as applicable, affiliated investment sub-advisory agreements prompted by the Sell-Down Plan, as well as any future advisory and, as applicable, affiliated sub-advisory agreements prompted by the Sell-Down Plan that were previously approved by the Board and whose terms are not materially different from the current agreements. Shareholders of certain Portfolios also have approved, as required, the investment sub-advisory agreements between FMG LLC and the unaffiliated Sub-Advisers to the Portfolios, as applicable. This means that shareholders of each Portfolio may not have another opportunity to vote on a new agreement with FMG LLC or, as applicable, an Affiliated Sub-Adviser even if these

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entities undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AEH. Pursuant to the exemptive order described above, new investment sub-advisory agreements with the unaffiliated Sub-Advisers do not require shareholder approval, but only Board approval. Accordingly, FMG LLC anticipates relying on the exemptive order to enter into new unaffiliated investment sub-advisory agreements prompted by the Sell-Down Plan.

Upon the closing of the secondary offering and share buyback announced on March 20, 2019, which closed March 25, 2019, the following new agreements, whose terms are not materially different from the prior agreements, became effective: (i) a new investment advisory agreement between FMG LLC and the Trust with respect to each of the Portfolios; (ii) new investment sub-advisory agreements between FMG LLC and each of the Affiliated and unaffiliated Sub-Advisers with respect to the Portfolios, as applicable; (iii) new distribution agreements between AXA Distributors, LLC and the Trust with respect to each of the Portfolios; and (iv) a new expense limitation agreement between FMG LLC and the Trust with respect to the Portfolios, as applicable.

FMG LLC and its affiliates do not anticipate that the Sell-Down Plan will have a material impact on FMG LLC or any of its affiliates. As a result of the Sell-Down Plan, the name of AXA Equitable Life Insurance Company or FMG LLC may change.

Notwithstanding the foregoing, it is possible that the completion of the Sell-Down Plan, whether implemented through public offerings or other means, could create the potential for disruption to the businesses of AEH and its subsidiaries. AEH, today and in the future as a stand-alone entity, is a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations applicable to public companies that it was not subject to prior to the IPO. The Sell-Down Plan may be implemented in phases. A failure to implement or complete the Sell-Down Plan could create uncertainty about the nature of the relationship between AEH and AXA, and could adversely affect AEH and its subsidiaries, including FMG LLC. If the Sell-Down Plan is implemented fully, AEH will continue to be a publicly traded U.S. company; FMG LLC will remain a wholly-owned subsidiary of AXA Equitable Life Insurance Company, which will remain an indirect wholly-owned subsidiary of AEH.

The Sub-Advisers

Each Portfolio’s investments are selected by one or more Sub-Advisers, which act independently of one another. The following describes each Portfolio’s Sub-Advisers and portfolio managers and each portfolio manager’s business experience. Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities of the Portfolio is available in the SAI.

AllianceBernstein L.P. (“AllianceBernstein”), 1345 Avenue of the Americas, New York, NY 10105. AllianceBernstein serves as Sub-Adviser to the EQ/Common Stock Index Portfolio and EQ/International Equity Index Portfolio. AllianceBernstein also serves as Sub-Adviser to the Index Allocated Portion of the Multimanager Aggressive Equity Portfolio. AllianceBernstein manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2018, AllianceBernstein had approximately $516 billion in assets under management.

AllianceBernstein’s Passive Equity Investment Team, which is responsible for the management of all of AllianceBernstein’s Passive Equity accounts, manages and makes investment decisions for the EQ/International Equity Index Portfolio and the EQ/Common Stock Index Portfolio. The Passive Equity Investment Team relies heavily on quantitative tools. The team also is responsible for the investment decisions for the Index Allocated Portion of the Multimanager Aggressive Equity Portfolio.

Judith DeVivo, a Senior Vice President and Portfolio Manager, joined AllianceBernstein in 1971, joined the Passive Management Group in 1984 and has had portfolio management responsibility since that time. Ms. DeVivo manages equity portfolios benchmarked to a variety of indexes including the S&P 500, S&P MidCap, S&P Small Cap, Russell 2000, FTSE 100, TOPIX, DJ EuroSTOXX 50 and S&P/ASX 200 Indexes in addition to several customized accounts.

ClearBridge Investments, LLC (“ClearBridge”), 620 Eighth Avenue, New York, NY 10018, serves as Sub-Adviser to a portion of the Active Allocated Portion of the Multimanager Aggressive Equity Portfolio. ClearBridge, an investment adviser that manages U.S. and international equity investment strategies for institutional and individual investors, is a wholly-owned subsidiary of Legg Mason, Inc. ClearBridge has been committed to delivering long-term results through active management for more than 50 years, and bases its investment decisions on fundamental research and the insights of seasoned portfolio management teams. As of December 31, 2018, ClearBridge’s total assets under management (including assets under management for ClearBridge, LLC, an affiliate of ClearBridge) were approximately $125.5 billion, including $18.3 billion for which ClearBridge provides non-discretionary investment models to managed account sponsors.

Richard Freeman and Evan Bauman are responsible for the investment decisions for an Active Allocated Portion of the Multimanager Aggressive Equity Portfolio.

Richard Freeman, Portfolio Manager and Managing Director of ClearBridge since 1983, has more than 43 years of securities business experience, 35 years of which have been with ClearBridge or its predecessors.

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Evan Bauman, Portfolio Manager and Managing Director of ClearBridge, has been with ClearBridge or its predecessors since 1996. He has more than 23 years of investment industry experience.

The Dreyfus Corporation (“Dreyfus”), 200 Park Avenue, New York, NY 10166, is the Sub-Adviser to the EQ/Money Market Portfolio. Dreyfus was founded in 1951 and currently manages approximately 192 mutual fund portfolios. As of December 31, 2018, Dreyfus had approximately $253.68 billion in assets under management.

Scotia Institutional Asset Management US, Ltd. (“Scotia”), 1 Adelaide Street East, Toronto, Ontario, Canada M5C2V9, serves as Sub-Adviser to an Active Allocated Portion of the Multimanager Aggressive Equity Portfolio. Scotia is an indirect wholly owned subsidiary of The Bank of Nova Scotia (“Scotiabank”). Scotiabank is a financial services company which provides a broad range of financial products and services to individuals, institutions and corporations through a number of operating subsidiaries. Scotiabank is publicly traded on the Toronto and New York Stock Exchanges under the symbol BNS. As of December 31, 2018, Scotia had approximately $139.7 million in assets under management.

Noah Blackstein is primarily responsible for the day-to-day management of an Active Allocated Portion of the Multimanager Aggressive Equity Portfolio. Mr. Blackstein is a Vice President of Scotia and joined Scotia in 1997 as a portfolio manager. His investment experience dates from 1993.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, MD 21202, is the Sub-Adviser to a portion of the Active Allocated Portion of the Multimanager Aggressive Equity Portfolio. T. Rowe Price was founded in 1937 and, as of December 31, 2018, T. Rowe Price and its affiliates had approximately $962.3 billion in assets under management.

Taymour R. Tamaddon, CFA®, a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc., has primary responsibility for the security selection, research and trading for a portion of the Active Allocated Portion of Multimanager Aggressive Equity Portfolio. He is the lead portfolio manager and chairman of the Investment Advisory Committee for the US Large-Cap Growth Equity Strategy. Mr. Tamaddon joined T. Rowe Price in 2004 and has served as an equity research analyst and as a portfolio manager (beginning in 2013).

Westfield Capital Management Company, L.P. (“Westfield”), One Financial Center, Boston, MA 02111, serves as Sub-Adviser to an Active Allocated Portion of the Multimanager Aggressive Equity Portfolio. Westfield is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Westfield is majority employee owned. As of December 31, 2018, Westfield had approximately $11.9 billion in assets under management.

Investment decisions for the Active Allocated Portion of the Multimanager Aggressive Equity Portfolio allocated to Westfield are made by consensus of the Investment Committee (the “Committee”), which is chaired by William A. Muggia. Although the Committee collectively acts as portfolio manager, Westfield lists the following Committee members, based either on seniority or role within the Committee, as having day-to-day management responsibilities of the Fund.

William A. Muggia is President, Chief Executive Officer and Chief Investment Officer. Mr. Muggia joined Westfield in 1994. He covers Healthcare and Energy, as well as provides overall market strategy.

Richard D. Lee, CFA® is a Managing Partner and Deputy Chief Investment Officer. He joined Westfield in 2004, and has been a member of Westfield’s Investment Committee since then. He covers Hardware and Semiconductors

Ethan J. Meyers, CFA®, is a Managing Partner and Director of Research. Mr. Meyers joined Westfield in 1999. He covers Consumer, Financials and Business Services.

John M. Montgomery is a Managing Partner, Portfolio Strategist, and Chief Operating Officer. Mr. Montgomery joined Westfield in 2006.

Conflicts of Interest

The Adviser currently serves as the investment adviser and administrator for the Trust and two other investment companies that are registered under the 1940 Act, and as the investment adviser for two private investment trusts that are exempt from such registration. The Adviser and its affiliates (including AXA Equitable, AXA Distributors, LLC, AEH, AXA, AllianceBernstein, AXA Investment Managers, Inc., and AXA Rosenberg Investment Management LLC) and their respective managers, partners, directors, trustees, officers, and employees (collectively, for purposes of this Conflicts of Interest discussion, “Affiliates”) are part of an international group of insurance and related financial services companies engaged in life insurance, property and casualty insurance and reinsurance activities, as well as asset management, investment banking, securities trading, brokerage, real estate and other financial services activities, providing a broad range of services to a substantial and diverse client base. The broad range of activities, services, and interests of the Adviser and its Affiliates gives rise to actual, potential and/or perceived conflicts of interest, and may introduce certain investment or transactional restrictions, that could disadvantage the Portfolios and their shareholders.

Certain actual and potential conflicts of interest are discussed below and elsewhere in this Prospectus, and a further discussion of conflicts of interest appears in the SAI. Investors should carefully review these discussions. These discussions are not, and are not intended to be, a complete discussion of all of the actual and potential conflicts of interest that may arise. Additional or unanticipated conflicts of interest may arise from time to time in the ordinary course of the Adviser’s and its Affiliates’ various businesses.

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The Adviser and the Trust have adopted practices, policies and procedures that are intended to identify, monitor, and mitigate conflicts of interest. These practices, policies and procedures include information barriers, codes of ethics, pre-clearance and reporting of securities transactions by certain persons, and the use of independent persons to review certain types of transactions. There is no assurance, however, that these practices, policies and procedures will be effective, and these practices, policies and procedures also may limit the Portfolios’ investment activities and affect their performance.

Certain Conflicts Related to Fees and Compensation

The Adviser and certain of its Affiliates provide services including investment management, investment advisory, administration, shareholder servicing, distribution, and transfer agency services to the Portfolios and earn fees from these relationships with the Portfolios. The Adviser and its Affiliates face conflicts of interest when the Portfolios select affiliated service providers because the Adviser and its Affiliates receive greater compensation when they are used. Although these fees are generally based on asset levels, the fees are not directly contingent on Portfolio performance and the Adviser and its Affiliates would still receive significant compensation from the Portfolios even if shareholders lose money. In addition, the Adviser and certain of its Affiliates manage or advise funds or accounts, including the Portfolios, with different fee rates and/or fee structures. Differences in fee arrangements may create an incentive for the Adviser and/or its Affiliates to favor higher-fee funds or accounts.

Certain Conflicts Related to the Adviser and its Affiliates Acting in Multiple Commercial Capacities

The Adviser and/or one or more Affiliates act or may act in various commercial capacities, including as investment manager, investment adviser, administrator, investor, commodity pool operator, underwriter, distributor, transfer agent, investment banker, research provider, market maker, trader, lender, agent or principal, and may have direct and indirect interests in securities, commodities, currencies, derivatives and other instruments in which the Portfolios may directly or indirectly invest. Thus, it is likely that the Portfolios will have business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities with which the Adviser and/or an Affiliate has developed or is trying to develop business relationships or in which the Adviser and/or an Affiliate has significant investments or other interests. For example, the Adviser may have an incentive to hire as a Sub-Adviser or other service provider an entity with which the Adviser or one or more Affiliates have, or would like to have, significant or other business dealings or arrangements. In addition, when Affiliates act in various commercial capacities in relation to the Portfolios, the Affiliates may take commercial steps in their own interests, which may have an adverse effect on the Portfolios.

Certain Conflicts Related to the Use of Affiliated and Unaffiliated Sub-Advisers

The Adviser is subject to certain conflicts of interest in connection with recommending the appointment and continued service of Sub-Advisers. The Adviser is affiliated with certain Sub-Advisers and, therefore, the Adviser will benefit not only from the net management fee the Adviser retains, but also from the advisory fees paid by the Adviser to an affiliated Sub-Adviser. Since the Adviser pays fees to the Sub-Advisers from the management fees that it earns from the Portfolios, any increase or decrease in the advisory fees negotiated with proposed or current Sub-Advisers will result in a corresponding decrease or increase, respectively, in the amount of the management fee retained by the Adviser. The Adviser or its Affiliates also have distribution relationships with certain Sub-Advisers or their affiliates under which the Sub-Advisers or their affiliates distribute or support the distribution of investment products issued or sold by the Adviser or its Affiliates (including those in which the Portfolios serve as investment options), which could financially benefit the Adviser and its Affiliates or provide an incentive to the Adviser in selecting one Sub-Adviser over another or a disincentive for the Adviser to recommend the termination of such Sub-Advisers. In addition, the Adviser’s and/or its Affiliates’ other existing or potential business relationships (e.g., distribution, sub-administration, or custody arrangements), including with Sub-Advisers and/or their affiliates, or other financial or personal relationships, could influence the Adviser’s selection and retention or termination of Sub-Advisers.

The Adviser may allocate a Portfolio’s assets among multiple Sub-Advisers. While the Adviser seeks to allocate a Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s revenues and profits.

The aggregation of assets of multiple Portfolios or other funds or accounts for purposes of calculating breakpoints in advisory fees may create an incentive for the Adviser to select Sub-Advisers where the selection may serve to lower an advisory fee and possibly increase the management fee retained by the Adviser or may provide a disincentive for the Adviser to recommend the termination of a Sub-Adviser from a Portfolio if the termination may cause the advisory fee payable by the Adviser to increase on a Portfolio or other fund or account that aggregates its assets with the Portfolio.

The Adviser is a fiduciary for the shareholders of the Portfolios and must put their interests ahead of its own interests (or the interests of its Affiliates). When recommending the appointment or continued service of a Sub-Adviser, consistent with its fiduciary duties, the Adviser relies primarily on the qualitative and quantitative factors described in detail in this Prospectus.

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Furthermore, the range of activities, services, and interests of a Sub-Adviser may give rise to actual, potential and/or perceived conflicts of interest that could disadvantage the Portfolio that it sub-advises and the Portfolio’s shareholders. In addition, a Sub-Adviser’s portfolio managers may manage multiple funds and accounts for multiple clients. In addition to one or more Portfolios, these funds and accounts may include, for example, other mutual funds, separate accounts, collective trusts, and offshore funds. Managing multiple funds and accounts may give rise to actual or potential conflicts of interest, including, for example, conflicts among investment strategies, conflicts in the allocation of limited investment opportunities, and conflicts in the aggregation and allocation of securities trades. In addition, a Sub-Adviser’s portfolio managers may manage or advise funds or accounts with different fee rates and/or fee structures, including performance-based fee arrangements. Differences in fee arrangements may create an incentive for a portfolio manager to favor higher-fee funds or accounts. Each Sub-Adviser has adopted practices, policies and procedures that are intended to identify, monitor, and mitigate conflicts of interest. There is no assurance, however, that a Sub-Adviser’s practices, policies and procedures will be effective, and a Sub-Adviser’s practices, policies and procedures also may limit the investment activities of the Portfolio that it sub-advises and affect the Portfolio’s performance. Please see the Portfolios’ Statement of Additional Information for a further discussion of Sub-Adviser conflicts of interest.

Certain Conflicts Related to the Adviser’s Insurance Company Affiliates

The Portfolios are available through Contracts offered by insurance company Affiliates of the Adviser. The performance of a Portfolio may impact the obligations and financial exposure of the Adviser’s insurance company Affiliates under any death benefit, income benefit and other guarantees provided through Contracts that offer the Portfolio as an investment option, and the ability of an insurance company Affiliate to manage (e.g., through the use of various hedging techniques) the risks associated with these benefits and guarantees. The Adviser’s investment decisions and the design of the Portfolios may be influenced by these factors. For example, the Portfolios or models and strategies may be managed or designed in a manner (e.g., using more conservative or less volatile investment styles, including volatility management strategies) that could reduce potential losses and/or mitigate financial risks to insurance company Affiliates that provide the benefits and guarantees and offer the Portfolios as investment options in their products, and also could facilitate such an insurance company’s ability to provide benefits and guarantees under its Contracts, including by making more predictable the costs of the benefits and guarantees and by reducing the regulatory capital needed to provide them. The financial benefits to the Adviser’s insurance company Affiliates may be material.

Although the Adviser’s volatility management techniques, including the use of futures and options to manage equity exposure, are intended to reduce the overall risk of investing in a Portfolio, they may not work as intended and may result in losses by a Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high. The success of any volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of any volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. Market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute a volatility management strategy in a timely manner or at all. In addition, the Adviser and its insurance company Affiliates manage or advise other funds and accounts that engage in and compete for transactions in the same types of securities and instruments (such as futures contracts) as a Portfolio. Such transactions could affect the prices and availability of the securities and instruments in which a Portfolio invests, directly or indirectly, and could have an adverse impact on a Portfolio’s performance.

A significant percentage of a Portfolio’s shares may be owned or controlled by the Adviser and/or its Affiliates, other Portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts and qualified plans. Accordingly, a Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders, including in connection with substitution and other transactions by Affiliates of the Adviser. These inflows and outflows could negatively affect a Portfolio’s net asset value, performance, and ability to meet shareholder redemption requests and could cause a Portfolio to purchase or sell securities at a time when it would not normally do so. In addition, large-scale outflows could result in a Portfolio’s current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase in the Portfolio’s expense ratio. The Adviser or its Affiliates may be subject to potential conflicts of interest in selecting shares of Portfolios for redemption and in deciding whether and when to redeem such shares.

The Portfolios may be used as variable insurance trusts for unaffiliated insurance companies’ insurance products. These unaffiliated insurance companies have financial arrangements (which may include revenue sharing arrangements) with the Adviser’s insurance company Affiliates. These financial arrangements could create an incentive for the Adviser, in its selection process, to favor Sub-Advisers that are affiliated with these unaffiliated insurance companies.

Consistent with its fiduciary duties, the Adviser seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in this Prospectus.

Sales Incentives and Certain Related Conflicts Arising from the Adviser’s and its Affiliates’ Financial and Other Relationships with

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Financial Intermediaries are described in the sections entitled “Payments to Broker-Dealers and Other Financial Intermediaries” and “Compensation to Financial Intermediaries.”

Legal Proceedings

In November 2010, the Trust, and several of its Portfolios, were named as defendants and putative members of the proposed defendant class of contractholders in a lawsuit brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the United States Bankruptcy Court for the District of Delaware regarding Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The lawsuit relates to amounts paid to the Trust, and several of its Portfolios, as holders of publicly-traded shares of Tribune Company, which were components of certain broad-based securities market indices, for which there were public tender offers during 2007. The suit seeks return of the share price received by Tribune Company shareholders in the tender offers plus interest and attorneys’ fees and expenses.

In July 2011, retiree participants in certain Tribune-defined compensation plans (the “Retirees”) initiated lawsuits in the United States District Court for the Southern District of New York and elsewhere against certain Tribune Company shareholders who sold their shares as part of the 2007 public tender offers (the “Retiree Suits”). The Retiree Suits also seek return of the share price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses.

In August 2011, the trustees of certain trusts that hold notes issued by Tribune Company (the “Noteholders”) initiated separate lawsuits in the United States District Court for the Southern District of New York and elsewhere against certain Tribune Company shareholders who sold their shares as part of the 2007 public tender offers (the “Noteholder Suits”). The Noteholder Suits also seek return of the share price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses.

The Committee’s Suit, the Retiree Suits, and the Noteholder Suits have each been consolidated with a number of related lawsuits filed by the Noteholders and Retirees around the United States into a single multi-district litigation proceeding now pending in the United States District Court for the Southern District of New York (In re: Tribune Company Fraudulent Conveyance Litigation).

The EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisitions Portfolio (now called 1290 VT GAMCO Mergers & Acquisitions Portfolio) and the AXA Mid Cap Value Managed Volatility Portfolio (now called EQ/Mid Cap Value Managed Volatility Portfolio) are named as defendants in one of the Noteholder Suits and one of the Retiree Suits. The EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisitions Portfolio (now called 1290 VT GAMCO Mergers & Acquisitions Portfolio), the AXA Mid Cap Value Managed Volatility Portfolio (now called EQ/Mid Cap Value Managed Volatility Portfolio), the AXA Large Cap Core Managed Volatility Portfolio (now called EQ/Large Cap Core Managed Volatility Portfolio), the Multimanager Large Cap Core Equity Portfolio (now called EQ/Large Cap Core Managed Volatility Portfolio), the EQ/Small Company Index II Portfolio (now called EQ/Small Company Index Portfolio), the EQ/Common Stock Index II Portfolio (now called EQ/Common Stock Index Portfolio), and EQ Advisors Trust are all putative members of the proposed defendant class of shareholders in the Committee’s Suit. The EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisitions Portfolio (now called 1290 VT GAMCO Mergers & Acquisitions Portfolio), the AXA Large Cap Core Managed Volatility Portfolio (now called EQ/Large Cap Core Managed Volatility Portfolio), and EQ Advisors Trust are also named separately in the Committee’s Suit, in the event it is not certified as a class action. The Multimanager Large Cap Value Portfolio (now called EQ/Large Cap Value Managed Volatility Portfolio) is named as a defendant in one of the Noteholder Suits and is also named as a putative member of the proposed defendant class of shareholders in the Committee’s Suit. The amounts paid to the above seven Portfolios in connection with the public tender offers were approximately: (i) the EQ/Equity 500 Index Portfolio — $1,740,800; (ii) the 1290 VT GAMCO Mergers & Acquisitions Portfolio — $1,122,000; (iii) the EQ/Mid Cap Value Managed Volatility Portfolio — $3,655,000; (iv) the EQ/Large Cap Core Managed Volatility Portfolio — $1,832,600; (v) the EQ/Small Company Index Portfolio — $61,200; (vi) the EQ/Common Stock Index Portfolio — $18,360; and (vii) the EQ/Large Cap Value Managed Volatility Portfolio — $3,359,200.

The lawsuits do not allege any misconduct by the Trust or its Portfolios. Certain of the Plaintiffs’ claims have been dismissed and in March 2016, the United States Court of Appeals for the Second Circuit (the “Second Circuit”) affirmed the dismissal of those claims. In September 2016, Plaintiffs filed a petition for a writ of certiorari with the United States Supreme Court. On May 15, 2018, the Second Circuit reclaimed jurisdiction over the Noteholder and Retiree Suits from the U.S. Supreme Court in anticipation of further review by the Second Circuit in light of the U.S. Supreme Court’s February 2018 ruling in another case, Merit Management Group, LP v FTI Consulting, Inc. (the “Merit Management” case).

The Tribune bankruptcy estate is still pursuing its intentional fraudulent transfer claims in the outstanding Committee’s Suit. In May 2014, defendants in the Committee’s Suit filed a motion to dismiss for failure to state a claim on the grounds that plaintiff failed to plead the intentional fraudulent transfer claim with specificity. In January 2017, the United States District Court for the Southern District of New York dismissed the intentional fraudulent transfer claim against Tribune’s former shareholders, such as the Trust and several of its Portfolios, who sold their shares as part of the public tender offers. No appeal has

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been taken from that decision, because the Court has not yet certified that decision for immediate appeal to the Second Circuit.

In March 2018, the plaintiff sought leave to amend its complaint in the Committee Suit to add a claim for constructive fraudulent transfer under federal law in light of the U.S. Supreme Court’s ruling in the Merit Management case. That request is now stayed pending further rulings from the Second Circuit on the constructive fraudulent transfer claims being made in the Noteholder and Retiree Suits. The Portfolios cannot predict the outcome of these lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the Portfolios, the payment of such judgments or settlements could have an adverse effect on each Portfolio’s NAV. However, no liability for litigation relating to this matter has been accrued in the financial statements of the Portfolios, as the Adviser believes a loss is not probable.

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5. Fund distribution arrangements

AXA Distributors, LLC (“AXA Distributors” or the “Distributor”) serves as the distributor for the shares of the Trust. Each class of shares is offered and redeemed at its net asset value without any sales load. AXA Distributors is an affiliate of FMG LLC. AXA Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IA and Class IB shares. Under the Distribution Plan, the Class IA and Class IB shares of the Trust are charged a distribution and/or service (12b-1) fee to compensate AXA Distributors for promoting, selling and servicing shares of the Portfolios. The distribution and/or service (12b-1) fee may be retained by AXA Distributors or used to pay financial intermediaries for similar services. The maximum distribution and/or service (12b-1) fee for a Portfolio’s Class IA and Class IB shares is equal to an annual rate of 0.25% of the average daily net assets attributable to Class IA and Class IB shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time, these fees for Class IA and IB shares will increase the cost of your investment and may cost you more than paying other types of charges.

The Distributor also may receive payments from certain Sub-Advisers of the Portfolios or their affiliates to help defray expenses for sales meetings, seminar sponsorships, and similar expenses that may relate to the Contracts and/or the Sub-Advisers’ respective Portfolios. These sales meetings or seminar sponsorships may provide the Sub-Advisers with increased access to persons involved in the distribution of the Contracts. The Distributor also may receive other marketing support from the Sub-Advisers in connection with the distribution of the Contracts. These payments may provide an incentive to the Adviser in selecting one Sub-Adviser over another or a disincentive for the Adviser to recommend the termination of such Sub-Advisers.

Compensation to Financial Intermediaries

In addition to the distribution and service fees paid by the Portfolios, the Distributor or the Adviser (or one of their affiliates) may make payments out of its own resources to provide additional compensation to selected affiliated and unaffiliated sponsoring insurance companies (or their affiliates) or other financial intermediaries (collectively, “financial intermediaries”). These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Portfolios or insurance products for which a Portfolio serves as an underlying investment. Such payments, which are sometimes referred to as “revenue sharing,” may be calculated by reference to the gross or net sales by such person, the average net assets of shares held by the customers of such person, the number of accounts of the Portfolios attributable to such person, on the basis of a flat fee or a negotiated lump sum payment for services provided, or otherwise.

The additional payments to such financial intermediaries are negotiated based on a number of factors including, but not limited to, quality of service, reputation in the industry, ability to attract and retain assets, target markets, customer relationships, and relationship with the Distributor or its affiliates. No one factor is determinative of the type or amount of additional compensation to be provided. The amount of these payments, as determined from time to time by the Distributor or the Adviser (or an affiliate) in its sole discretion, may be different for different financial intermediaries. The compensation arrangements described in this section are not mutually exclusive, and a single financial intermediary may receive multiple types of compensation. These additional payments are made by the Adviser, the Distributor or their respective affiliates and do not increase the amount paid by you or the Portfolios as shown under the heading “Fees and Expenses of the Portfolio” in the Portfolio summaries in this Prospectus.

Payments by the Distributor and/or the Adviser (and their affiliates) to financial intermediaries may include payments for providing recordkeeping services with respect to certain groups of investors in the Portfolios, including Contract owners that allocate contract value indirectly to one or more Portfolios (collectively referred to as “subaccounting” services, and Contract owners and other investors as “investors”). The subaccounting services typically include: (i) maintenance of master accounts with the Portfolios (e.g., recordkeeping for insurance company separate accounts investing in the Portfolios); (ii) tracking, recording and transmitting net purchase and redemption orders for Portfolio shares; (iii) establishing and maintaining investor accounts and records; (iv) recording investor account balances and changes thereto; (v) distributing redemption proceeds and transmitting net purchase payments and arranging for the wiring of funds; (vi) reconciling purchase and redemption activity and dividend and distribution payments between a master account and the Portfolios; (vii) maintaining and preserving records related to the purchase, redemption and other account activity of investors; (viii) providing statements to investors; (ix) furnishing proxy materials, periodic fund reports, prospectuses and other communications to investors as required; (x) assisting with proxy solicitations on behalf of the Portfolios, including soliciting and compiling voting instructions from Contract owners; (xi) responding to inquiries from investors about the Portfolios and (xii) providing information in order to assist the Portfolios in their compliance with state securities laws.

Such payments also may be made to provide additional compensation to financial intermediaries for various marketing support services, including, without limitation, providing periodic and ongoing education and training and support of financial intermediary personnel regarding the Portfolios and the financial planning needs of investors who purchase through financial intermediaries; adding the Portfolios to the list of underlying investment options in an insurance company’s variable products; disseminating to financial intermediary personnel information and product marketing materials regarding

EQ Advisors Trust	Fund distribution arrangements	61

the Portfolios; explaining to financial intermediaries’ clients the features and characteristics of the Portfolios; conducting due diligence regarding the Portfolios; granting access (in some cases on a preferential basis over other competitors) to sales meetings, sales representatives and management representatives of the financial intermediary; and providing business planning assistance, marketing support, advertising and other services. The Distributor and its affiliates may make other payments or allow other promotional incentives to financial intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.

The Distributor and its affiliates may make the payments described above in order to promote the sale of Portfolio shares and the retention of those investments by clients of insurance companies and other qualified investors. To the extent these financial intermediaries sell more shares of the Portfolios or retain shares of the Portfolios in their customers’ accounts, the Adviser, the Distributor and their affiliates may directly or indirectly benefit from the incremental management and other fees paid to the Adviser and the Distributor by the Portfolios with respect to those assets.

The Portfolios’ portfolio transactions are not used as a form of sales-related compensation to financial intermediaries that promote or sell shares of the Portfolios and the promotion or sale of such shares is not considered as a factor in the selection of broker-dealers to execute the Portfolios’ portfolio transactions. The Adviser places, and each Sub-Adviser is required to place, each Portfolio’s portfolio transactions with broker-dealer firms based on the firm’s ability to provide the best net results from the transaction to the Portfolio. To the extent that the Adviser or a Sub-Adviser determines that a financial intermediary can provide a Portfolio with the best net results, the Adviser or the Sub-Adviser may place the Portfolio’s portfolio transactions with the financial intermediary even though it sells or has sold shares of the Portfolio.

You can find further information in the SAI about the payments made by the Distributor, the Adviser, or their affiliates and the services provided by your financial intermediary. You can also ask your financial intermediary about any payments it receives from the Distributor, the Adviser, or their affiliates (and any conflicts of interest that such payments may create) and any services your financial intermediary provides, as well as about fees and/or commissions it charges. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this Prospectus. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in this Prospectus and the SAI.

62	Fund distribution arrangements	EQ Advisors Trust

6. Buying and selling shares

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Portfolios typically expect to meet redemption requests by paying out available cash or proceeds from selling portfolio holdings, which may include cash equivalent portfolio holdings. Redemption methods also may include redeeming in kind under appropriate circumstances, such as in connection with transactions involving the substitution of shares of one Portfolio (the replacement portfolio) for shares of another Portfolio (the replaced portfolio) held by insurance company separate accounts to fund Contracts. The Portfolios reserve the right to suspend or change the terms of purchasing shares.

The Trust may suspend the right of redemption for any period or postpone payment for more than seven days when the New York Stock Exchange is closed (other than a weekend or holiday) or when trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended and payments may be postponed for more than seven days during other periods permitted by the SEC. A Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for a Portfolio to make cash payments as determined in the sole discretion of FMG LLC.

Frequent transfers or purchases and redemptions of Portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Portfolios. Excessive purchases and redemptions of shares of the Portfolio may adversely affect Portfolio performance and the interests of long-term investors by requiring the Portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios (or Underlying ETFs in which a Portfolio invests) that invest a significant portion of their assets in foreign securities (e.g., EQ/International Equity Index Portfolio, EQ/International Value Managed Volatility Portfolio, EQ/MFS International Growth Portfolio, and EQ/Oppenheimer Global Portfolio), in securities of small- and mid-cap companies (e.g., EQ/AB Small Cap Growth Portfolio, EQ/Mid Cap Value Managed Volatility Portfolio, iShares® Russell 2000 ETF), or in high-yield securities (EQ/Franklin Strategic Income Portfolio) tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-cap companies and high-yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds which could result in pricing inefficiencies.

The Trust’s Board of Trustees has adopted policies and procedures regarding disruptive transfer activity. The Trust and the Portfolios discourage frequent purchases and redemptions of Portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in Portfolio shares. As a general matter, each Portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion is disruptive (or potentially disruptive) to the management of the Portfolio.

The Trust’s policies and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all Contractholders, including Contractholders whose accounts are held through any omnibus accounts, uniformly. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that Portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which FMG LLC and its affiliates, on behalf of the Trust, seek to make in a fair and reasonable manner consistent with the interests of all Contractholders.

•

The limits on the ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If FMG LLC, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s Portfolios are disruptive to the Trust’s Portfolios, FMG LLC or an affiliate may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. FMG LLC or an affiliate may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, FMG LLC or an affiliate may

EQ Advisors Trust	Buying and selling shares	63

consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the same Portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each Portfolio. The Trust aggregates inflows and outflows for each Portfolio on a daily basis. When a potentially disruptive transfer into or out of a Portfolio occurs on a day when the Portfolio’s net inflows and outflows exceed an established monitoring threshold, FMG LLC or an affiliate sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, FMG LLC or an affiliate may take the actions described above to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, FMG LLC or an affiliate currently will restrict the availability of voice, fax and automated transaction services. FMG LLC or an affiliate currently will apply such action for the remaining life of each affected Contract. Because FMG LLC or an affiliate exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although Contractholders who have engaged in disruptive transfer activity currently receive letters notifying them of FMG LLC or an affiliate’s intention to restrict access to communication services, such letters may not continue to be provided in the future. Consistent with seeking to discourage potentially disruptive transfer activity, FMG LLC, or an affiliate thereof or the Trust also may in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

The above policies and procedures with respect to frequent transfers or purchases and redemptions of Portfolio shares also apply to retirement plan participants. The above policies and procedures do not apply to transfers, purchases and redemptions of shares of Portfolios of the Trust by funds of funds managed by FMG LLC. These transfers, purchases and redemptions are exempt from the above policies and procedures because they are initiated pursuant to asset allocation strategies developed by FMG LLC and its affiliates and, therefore, are not intended to disadvantage the relevant Portfolios or their shareholders.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, a particular Portfolio.

64	Buying and selling shares	EQ Advisors Trust

7. How portfolio shares are priced

“Net asset value” is the price of one share of a Portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities	+	Cash and other assets	—	Liabilities
Number of outstanding shares

The net asset value of Portfolio shares is determined according to this schedule:

•

A share’s net asset value is normally determined on each day the New York Stock Exchange (“Exchange”) is open for trading as of 4:00 p.m. Eastern Time. In the event of an emergency or other disruption in trading on the Exchange, a share’s price would still normally be determined as of 4:00 p.m. Eastern Time.

•	The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is received and accepted by a Portfolio or its designated agent.

•

A Portfolio heavily invested in foreign securities may have net asset value changes on days when shares cannot be purchased or sold because foreign securities sometimes trade on days when a Portfolio’s shares are not priced.

Generally, Portfolio securities are valued as follows:

•	Equity securities (including securities issued by ETFs) — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities — based upon pricing service valuations. Debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost.

•

Convertible bonds and unlisted convertible preferred stocks — valued at prices obtained from a pricing service for such instruments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, the security will be valued using the fair value procedures by or under the direction of the Trust’s Board of Trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options — for exchange-traded options last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last settlement price or, if there is no sale, latest available bid price.

•

Investment company securities — shares of open-end mutual funds (other than ETFs) held by a Portfolio will be valued at the net asset value of the shares of such funds as described in these funds’ prospectuses.

•

Repurchase agreements and reverse repurchase agreements — valued at original cost (par) plus accrued interest. Other pricing methods may be utilized such as amortized cost depending on the features of the instrument.

•	Swaps — utilize prices provided by approved pricing services.

All securities held in the EQ/Money Market Portfolio are valued at amortized cost. The EQ/Money Market Portfolio seeks to maintain a constant net asset value per share of $1.00, but there can be no assurance that it will be able to do so.

Securities and assets for which market quotations are not readily available, for which valuation cannot be provided or for which events or circumstances occurring after the close of the relevant market or exchange materially affect their value are valued pursuant to the fair value procedures in good faith by or under the direction of the Board of Trustees of the Trust. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers, high yield securities and securities of certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value of Portfolio shares is determined, may be reflected in the Trust’s calculations of net asset values for each applicable Portfolio when the Trust deems that the particular event or circumstance would materially affect such Portfolio’s net asset value. Such events or circumstances may be company specific, such as an earnings report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes will reflect fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that a Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a Portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Portfolio’s net asset value by those traders.

For an explanation of the circumstances under which the Underlying ETFs will use fair value pricing and the effects of using fair value pricing, see the Underlying ETFs’ prospectuses and statements of additional information.

EQ Advisors Trust	How portfolio shares are priced	65

8. Dividends and other distributions and tax consequences

Dividends and Other Distributions

Each Portfolio (other than the EQ/Money Market Portfolio) generally distributes most or all of its net investment income and net realized gains, if any, annually. The EQ/Money Market Portfolio normally declares and distributes dividends from its net investment income daily, and distributes its net realized gains, if any, annually. Dividends and other distributions by a Portfolio are automatically reinvested at net asset value in shares of the distributing class of that Portfolio.

Tax Consequences

Each Portfolio is treated as a separate corporation, and intends to qualify (in the case of a Portfolio that has not completed a taxable year) or continue to qualify each taxable year to be treated as a regulated investment company (“RIC”), for federal income tax purposes. A Portfolio will be so treated if it meets specified federal income tax requirements, including requirements regarding types of investments, diversification limits on investments, types of income, and distributions. To comply with all these requirements may, from time to time, necessitate a Portfolio’s disposition of one or more investments when it might not otherwise do so. A RIC that satisfies the federal tax requirements is not taxed at the entity (Portfolio) level to the extent it passes through its net income and net realized gains to its shareholders by making distributions. Although the Trust intends that each Portfolio will be operated to have no federal tax liability, if any Portfolio does have any federal tax liability, that would hurt its investment performance. Also, to the extent that a Portfolio invests in foreign securities or holds foreign currencies, it could be subject to foreign taxes that would reduce its investment performance.

It is important for each Portfolio to achieve (in the case of a Portfolio that has not completed a taxable year) or maintain its RIC status (and to satisfy certain other requirements), because the shareholders of a Portfolio that are insurance company separate accounts will then be able to use a ”look-through” rule in determining whether those accounts meet the investment diversification rules applicable to them. If a Portfolio failed to meet those diversification rules, owners of non-pension plan Contracts indirectly funded through that Portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. FMG LLC, in its capacity as the Adviser and the administrator of the Trust, therefore carefully monitors each Portfolio’s compliance with all of the RIC requirements and separate account investment diversification rules.

Contractholders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

66	Dividends and other distributions and tax consequences	EQ Advisors Trust

9. Glossary of Terms

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Core investing — An investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

Derivative — A financial instrument whose value and performance are based on the value and performance of an underlying asset, reference rate or index.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Duration — A measure of how much a bond’s price fluctuates with changes in interest rates. As a general rule, for every 1% increase or decrease in interest rates, a bond’s price will change approximately 1% in the opposite direction for every year of duration. For example, if a bond has a duration of five years and interest rates increase by 1%, the bond’s price will decline by approximately 5%. Conversely, if a bond has a duration of five years and interest rates fall by 1%, the bond’s price will increase by approximately 5%. Other factors can influence a bond portfolio’s performance and share price. Accordingly, a bond portfolio’s actual performance will likely differ from the example. Typically, the longer the maturity or duration of a bond, the greater the effect a change in interest rates could have on the bond’s price. Thus, a bond portfolio’s sensitivity to interest rate risk will increase with any increase in the bond portfolio’s duration.

Earnings growth — A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock’s price to rise.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

Interest rate — Rate of interest charged for the use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of a Portfolio on any given day without taking into account any sales charges. It is determined by dividing a Portfolio’s total net assets by the number of shares outstanding.

Value investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

Volatility — The general variability of a Portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified a Portfolio is, the less volatile it will be.

Yield — The rate at which a Portfolio earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

EQ Advisors Trust	Glossary of Terms	67

10. Financial Highlights

The financial highlights table is intended to help you understand the financial performance for each Portfolio’s Class IA and Class IB shares, as applicable. The financial information in the table below is for the past five (5) years (or, if shorter, the period of the Portfolio’s operations). The financial information below for the Class IA and Class IB shares, as applicable, of each Portfolio has been derived from the financial statements of each Portfolio, which have been audited by PricewaterhouseCoopers LLP an independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on each Portfolio’s financial statements as of December 31, 2018 and the financial statements themselves appear in the Trust’s Annual Report.

Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Trust’s SAI and available upon request.

EQ/Common Stock Index Portfolio

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2018	2017	2016	2015		2014	2018	2017	2016	2015		2014

Net asset value, beginning of year	$33.88	$28.47	$25.88	$26.27		$23.73	$33.69	$28.31	$25.73	$26.13		$23.61

Income (loss) from investment operations:

Net investment income (loss) (e)	0.43	0.40	0.36	0.36		0.31	0.43	0.40	0.36	0.36		0.31

Net realized and unrealized gain (loss)	(2.28)	5.43	2.66	(0.38)		2.55	(2.27)	5.40	2.65	(0.38)		2.53

Total from investment operations	(1.85)	5.83	3.02	(0.02)		2.86	(1.84)	5.80	3.01	(0.02)		2.84

Less distributions:

Dividends from net investment income	(0.47)	(0.42)	(0.43)	(0.37)		(0.32)	(0.47)	(0.42)	(0.43)	(0.38)		(0.32)

Distributions from net realized gains	(1.71)	—	—	—		—	(1.71)	—	—	—		—

Total dividends and distributions	(2.18)	(0.42)	(0.43)	(0.37)		(0.32)	(2.18)	(0.42)	(0.43)	(0.38)		(0.32)

Net asset value, end of year	$29.85	$33.88	$28.47	$25.88		$26.27	$29.67	$33.69	$28.31	$25.73		$26.13

Total return	(5.82)%	20.49%	11.66%	(0.03	)%(aa)	12.05%	(5.82)%	20.50%	11.69%	(0.07	)%(bb)	12.03%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$3,776,306	$4,418,531	$4,016,297	$3,937,549		$4,292,750	$1,337,315	$1,549,446	$1,391,888	$1,355,527		$1,472,926

Ratio of expenses to average net assets (f)	0.70%	0.70%	0.71%	0.71%		0.72%	0.70%	0.70%	0.71%	0.71%		0.72%

Ratio of net investment income (loss) to average net assets (f)	1.25%	1.28%	1.35%	1.37%		1.25%	1.25%	1.28%	1.35%	1.37%		1.25%

Portfolio turnover rate^	3%	3%	3%	4%		4%	3%	3%	3%	4%		4%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (0.15)%.
(bb)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (0.18)%.

68	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/International Equity Index Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2018	2017	2016	2015	2014	2018	2017	2016	2015	2014

Net asset value, beginning of year	$10.05	$8.37	$8.42	$8.82	$9.79	$9.90	$8.24	$8.29	$8.69	$9.64

Income (loss) from investment operations:

Net investment income (loss) (e)	0.24	0.22	0.22	0.22	0.30	0.24	0.22	0.21	0.21	0.29

Net realized and unrealized gain (loss)	(1.75)	1.72	(0.04)	(0.40)	(0.97)	(1.74)	1.70	(0.03)	(0.40)	(0.95)

Total from investment operations	(1.51)	1.94	0.18	(0.18)	(0.67)	(1.50)	1.92	0.18	(0.19)	(0.66)

Less distributions:

Dividends from net investment income	(0.24)	(0.26)	(0.23)	(0.22)	(0.30)	(0.24)	(0.26)	(0.23)	(0.21)	(0.29)

Net asset value, end of year	$8.30	$10.05	$8.37	$8.42	$8.82	$8.16	$9.90	$8.24	$8.29	$8.69

Total return	(15.12)%	23.16%	2.16%	(2.05)%	(6.90)%	(15.25)%	23.29%	2.15%	(2.12)%	(6.85)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$555,230	$691,902	$584,652	$609,682	$655,835	$741,350	$923,965	$773,661	$815,348	$803,688

Ratio of expenses to average net assets (f)	0.81%	0.79%	0.79%	0.78%	0.79%	0.81%	0.79%	0.79%	0.78%	0.79%

Ratio of net investment income (loss) to average net assets (f)	2.47%	2.35%	2.63%	2.39%	3.05%	2.47%	2.34%	2.63%	2.38%	3.04%

Portfolio turnover rate^	8%	6%	8%	6%	8%	8%	6%	8%	6%	8%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

EQ Advisors Trust	Financial Highlights	69

Financial Highlights (cont’d)

Multimanager Aggressive Equity Portfolio

	Class IA							Class IB
	Year Ended December 31,							Year Ended December 31,
	2018	2017		2016	2015		2014	2018	2017		2016	2015		2014

Net asset value, beginning of year	$61.46	$47.22		$45.89	$44.20		$39.98	$60.34	$46.36		$45.06	$43.40		$39.25

Income (loss) from investment operations:

Net investment income (loss) (e)	0.10	0.09		0.23	0.07		0.05	0.10	0.08		0.23	0.07		0.05

Net realized and unrealized gain (loss)	0.14	14.24		1.35	1.70		4.21	0.15	13.99		1.32	1.66		4.14

Total from investment operations	0.24	14.33		1.58	1.77		4.26	0.25	14.07		1.55	1.73		4.19

Less distributions:

Dividends from net investment income	(0.09)	(0.09)		(0.25)	(0.08)		(0.04)	(0.09)	(0.09)		(0.25)	(0.07)		(0.04)

Distributions from net realized gains	(6.73)	—		—	—		—	(6.73)	—		—	—		—

Total dividends and distributions	(6.82)	(0.09)		(0.25)	(0.08)		(0.04)	(6.82)	(0.09)		(0.25)	(0.07)		(0.04)

Net asset value, end of year	$54.88	$61.46		$47.22	$45.89		$44.20	$53.77	$60.34		$46.36	$45.06		$43.40

Total return	(0.22)%	30.34	%(dd)	3.44%	4.00	%(aa)	10.66%	(0.20)%	30.35	%(ee)	3.43%	4.00	%(bb)	10.68%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$991,788	$1,085,470		$914,837	$977,594		$1,029,733	$85,486	$88,662		$74,656	$81,898		$84,253

Ratio of expenses to average net assets:

After waivers (f)	0.98%	0.99%		1.00%	0.98%		1.03%	0.98%	0.99%		1.00%	0.98%		1.03%

Before waivers (f)	0.98%	0.99%		1.00%	0.98%		1.03%	0.98%	0.99%		1.00%	0.98%		1.03%

Ratio of net investment income (loss) to average net assets:

After waivers (f)	0.15%	0.16%		0.52%	0.16%		0.12%	0.16%	0.16%		0.51%	0.16%		0.12%

Before waivers (f)	0.15%	0.16%		0.52%	0.16%		0.12%	0.16%	0.16%		0.51%	0.16%		0.12%

Portfolio turnover rate^	45%	47%		63%	65%		54%	45%	47%		63%	65%		54%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been 3.82%.
(bb)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been 3.81%.
(dd)	Includes a litigation payment. Without this payment, the total return would have been 29.90%.
(ee)	Includes a litigation payment. Without this payment, the total return would have been 29.89%.

70	Financial Highlights	EQ Advisors Trust

Financial Highlights (cont’d)

EQ/Money Market Portfolio

	Class IA								Class IB
	Year Ended December 31,								Year Ended December 31,
	2018	2017		2016		2015	2014		2018	2017		2016		2015	2014

Net asset value, beginning of year	$1.00	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00		$1.00		$1.00	$1.00

Income (loss) from investment operations:

Net investment income (loss) (e)	0.01	—	#	—	#	—	—		0.01	—	#	—	#	—	—

Net realized and unrealized gain (loss)	— #	—	#	—	#	— #	—	#	— #	—	#	—	#	— #	—	#

Total from investment operations	0.01	—	#	—	#	— #	—	#	0.01	—	#	—	#	— #	—	#

Less distributions:

Dividends from net investment income	(0.01)	—	#	—	#	—	—	#	(0.01)	—	#	—	#	—	—	#

Distributions from net realized gains	—	—	#	—	#	— #	—	#	—	—	#	—	#	— #	—	#

Total dividends and distributions	(0.01)	—	#	—	#	— #	—	#	(0.01)	—	#	—	#	— #	—	#

Net asset value, end of year	$1.00	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00		$1.00		$1.00	$1.00

Total return	1.27%	0.40%		0.00	%‡‡	0.00%	0.00	%‡‡	1.27%	0.40%		0.00	%‡‡	0.00%	0.00	%‡‡

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$294,561	$296,707		$373,961		$379,177	$384,545		$885,669	$890,913		$1,011,864		$826,877	$775,134

Ratio of expenses to average net assets:

After waivers	0.57%	0.46%		0.32%		0.14%	0.09%		0.57%	0.46%		0.32%		0.14%	0.09%

Before waivers	0.71%	0.71%		0.72%		0.71%	0.72%		0.71%	0.71%		0.72%		0.71%	0.72%

Ratio of net investment income (loss) to average net assets:

After waivers	1.26%	0.39%		—	%‡‡	—%	—%		1.26%	0.40%		—	%‡‡	—%	—%

Before waivers	1.11%	0.14%		(0.40)%		(0.57)%	(0.62)%		1.11%	0.15%		(0.40)%		(0.57)%	(0.62)%

‡‡	Amount is less than 0.005%.
#	Per share amount is less than $0.005.
(e)	Net investment income (loss) per share is based on average shares outstanding.

EQ Advisors Trust	Financial Highlights	71

If you would like more information about the Portfolios, the following documents (including a copy of this Prospectus) are available at the Trust’s website: www.axa-equitablefunds.com, free of charge.

Annual and Semi-Annual Reports — Include more information about the Portfolios’ investments and performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that significantly affected the Portfolios’ performance during the most recent fiscal period.

Statement of Additional Information (SAI) — Provides more detailed information about the Portfolios, has been filed with the SEC and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the Portfolios’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the Portfolios’ SAI, which is available on the Portfolios’ website.

To order a free copy of a Portfolio’s SAI and/or Annual and Semi-Annual Report, request other information about a Portfolio, or make shareholder inquiries, contact your financial professional, or the Portfolios at:

EQ Advisors Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 1-877-222-2144

Your financial professional or EQ Advisors Trust will also be happy to answer your questions or to provide any additional information that you may require.

Reports and other information about the Portfolios are available on the EDGAR database on the SEC’s Internet site at:

http://www.sec.gov

Investors may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following

E-mail address:

publicinfo@sec.gov

Each business day, the Portfolios’ net asset values are transmitted electronically to insurance companies that use the Portfolios as underlying investment options for Contracts.

EQ Advisors Trust

(Investment Company Act File No. 811-07953)

© 2019 EQ Advisors Trust